                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                                     of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definite Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                               Amdahl Corporation
                (Name of Registrant as Specified in Its Charter)

                               Gregory Handschuh
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)   Title of each class of securities to which transaction applies:

   2)   Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   4)   Proposed maximum aggregate value of transaction:

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)   Amount Previously Paid:
   2)   Form Schedule or Registration Statement No.:
   3)   Filing Party:
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

                                 [LOGO] AMDAHL

                                  CORPORATION

                                                           Sunnyvale, California
                                                                  March 24, 1994

Dear Amdahl Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 11:00 A.M. on May 5, 1994, at the Fairmont Hotel, 170 South Market Street, San Jose, California.

  Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

  Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy.

Very truly yours,


/s/ John C. Lewis

John C. Lewis
Chairman of the Board

                               AMDAHL CORPORATION
                            1250 EAST ARQUES AVENUE
                        SUNNYVALE, CALIFORNIA 94088-3470

                                 MARCH 24, 1994

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 1994

To the Stockholders:

  The Annual Meeting of Stockholders of Amdahl Corporation will be held at the Fairmont Hotel, 170 South Market Street, San Jose, California at 11:00 A.M. on May 5, 1994 to:

    1. elect eleven directors to serve until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified;

    2. adopt the Amdahl Corporation 1994 Stock Incentive Plan;

    3. consider and vote upon a proposal to ratify the selection of Arthur Andersen & Co. as independent public accountants for Amdahl Corporation for the 1994 fiscal year; and

    4. consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Items 1 through 3 are more fully presented in the Proxy Statement. The Board of Directors has fixed the close of business on March 7, 1994 as the record date for determining those stockholders who will be entitled to vote at the meeting. A list of stockholders will be kept at the principal executive offices of Amdahl Corporation for ten days before the meeting. The transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of all outstanding shares of Amdahl Corporation common stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time before it is voted.

By Order of the Board of Directors

/s/ EDWARD F. THOMPSON

Edward F. Thompson
Vice President, Chief Financial Officer
and Secretary

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               AMDAHL CORPORATION
                                  MAY 5, 1994

  These proxy materials are furnished in connection with solicitation of proxies by the Board of Directors of Amdahl Corporation, a Delaware corporation ("Amdahl" or the "Company"), for the Annual Meeting of Stockholders of Amdahl (the "Annual Meeting") to be held at 11:00 A.M. on May 5, 1994 at the Fairmont Hotel, 170 South Market Street, San Jose, California, and for any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials were first mailed to stockholders on or about March 24, 1994. The address of the principal executive office of Amdahl is 1250 East Arques Avenue, Sunnyvale, California 94088-3470.

  Amdahl will bear the entire cost of soliciting proxies. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and expenses may be reimbursed. Directors, officers or regular employees of Amdahl may solicit proxies in person or by telephone or telegraph and will receive no additional compensation for these services.

  It is important that proxies be returned promptly. Stockholders are requested to complete, sign, date and return the proxy in the enclosed self-addressed envelope.

  Securities and Exchange Commission ("SEC") rules require that an annual report precede or be included with proxy materials. However, stockholders with multiple accounts may be receiving more than one annual report, which is costly to Amdahl and may be inconvenient to these stockholders. Stockholders may discontinue receiving extra reports by marking the appropriate box on the proxy card for the accounts selected. At least one account must continue to receive an annual report. Eliminating these duplicate mailings will not affect receipt of future Proxy Statements and proxy cards. To resume the mailing of an annual report to an account, please call the Amdahl stockholder service number, 800-446-2617.

                                     VOTING

  Shares of Amdahl common stock, par value of $.05 per share ("common stock"), represented by proxies in the accompanying form, which are properly executed and returned to Amdahl before the Annual Meeting, will be voted at the meeting in accordance with the stockholders' instructions contained in the proxies. In the absence of contrary instructions, proxies representing these shares will be voted: FOR the nominees listed herein, FOR items 2 and 3, and in the discretion of the proxy holders on such other matters as may properly come before the meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. Any stockholder has the power to revoke his or her proxy at any time before it is voted.

  It is Company policy (i) that proxies, ballots and voting tabulations be kept confidential except when disclosure is necessary to meet applicable legal requirements or to assert or defend claims for or against the Company, when disclosure is expressly requested by a stockholder or the stockholder has made written comments on a proxy card, or during a contested election for the Board of Directors, and (ii) that the tabulators and inspectors of election be independent. First Chicago Trust Company of New York has been appointed as the Company's independent tabulators and inspectors of election.

  The close of business on March 7, 1994 was the record date for stockholders entitled to notice of and voting rights at the Annual Meeting. Shares of common stock outstanding on the record date are entitled to be voted at the Annual Meeting, and the holders of record will have one vote for each share held on the matters to be voted on. Stockholders are entitled to cumulate their votes for the election of directors. Cumulative voting enables a stockholder to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected (i.e., eleven) multiplied by the number of votes to which the stockholder is entitled, or the stockholder may distribute these votes among as many nominees as he or she chooses. The proxies which withhold authority to vote as to specific directors shall not be deemed to cast votes for any other directors unless, in order to effect the election of the eleven nominees, it is necessary to cumulate votes to elect such other directors. The proxy holders shall not cumulate votes for any other purpose. The eleven candidates receiving the highest number of votes will be elected. Abstentions and broker non-votes are included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in determining the number of shares voted on proposals presented to stockholders, whereas broker non-votes are not counted. The affirmative vote of a majority of the shares of common stock represented or present and entitled to vote at the meeting is required to approve items 2 and 3.

  As of the record date, March 7, 1994, there were 115,120,751 shares of common stock outstanding.

                             PRINCIPAL STOCKHOLDERS

  The following table sets forth the beneficial ownership of Amdahl common stock as of March 7, 1994 for each person who is known by Amdahl to beneficially own 5 percent or more of the outstanding shares of the common stock:

                                                          NUMBER    APPROXIMATE
                      NAME AND ADDRESS                  OF SHARES  PERCENT OWNED
                      ----------------                  ---------- -------------
     FMR Corp.(1)......................................  6,923,650     6.01%
      82 Devonshire Street
      Boston, Massachusetts 02109
     Fujitsu Limited(2)................................ 51,811,664    45.01%
      6-1 Marunouchi 1-chome
      Chiyoda-ku
      Tokyo, 100 Japan

- --------
(1) Pursuant to a Schedule 13G filed with the Securities and Exchange Commission dated February 11, 1994, as of December 31, 1993, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 6,816,422 shares through its various Funds. Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp. and the Funds each has power to dispose of 6,805,822 shares owned by the Funds. The power to vote these shares resides with the Funds' Board of Trustees, which has established written guidelines used by Fidelity in carrying out the voting of these shares. Fidelity International Limited, a Bermuda company ("FIL"), is an investment adviser and Fidelity is a sub-advisor to Fidelity American Special Situations Trust, a unit trust established under the laws of England ("FASST"). FASST owns 10,600 shares of which FIL is a beneficial owner. FIL, FMR Corp. and FASST each has voting and dispositive power over the 10,600 shares owned by FASST. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank, is the beneficial owner of 107,228 shares as investment manager of the institutional account(s). FMR Corp. has sole voting and dispositive power over these shares.
(2) Fujitsu Limited ("Fujitsu") has sole dispositive and voting power over these shares. Fujitsu and Amdahl entered into an agreement in 1984 which provides that for a period of ten years Fujitsu will not purchase additional shares of Amdahl common stock if these purchases would cause Fujitsu's percentage ownership of outstanding Amdahl common stock, computed on a fully diluted basis, to exceed 49.5 percent. This agreement expires on April 19, 1994. In addition to its share ownership, Fujitsu, a manufacturer of computers, telecommunication systems and equipment, and semiconductor and other advanced electronic components, has extensive business relationships with Amdahl. See "Compensation Committee Interlocks and Insider Participation".

      CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

  At the Annual Meeting, stockholders will elect eleven directors to hold office until the next Annual Meeting and until their respective successors are duly elected and qualified. The current Board of Directors' nominees for election as directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the eleven nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee that the present Board of Directors designates to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively to assure the election of as many of the nominees listed below as possible. If this situation occurs, the proxy holders will determine the distribution of votes among the nominees. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

NOMINEES TO BOARD OF DIRECTORS

                                                                DIRECTOR    AGE AT
                                                                OF AMDAHL FEBRUARY 1,
NAME                              PRINCIPAL OCCUPATION            SINCE      1994
- ----                              --------------------          --------- -----------
John C. Lewis........... Chairman of the Board, Amdahl            1977         58
                          Corporation
E. Joseph Zemke......... President, Chief Executive Officer and   1987         53
                          Director, Amdahl Corporation
Keizo Fukagawa.......... Managing Director, Fujitsu Limited       1992         57
E. F. Heizer, Jr........ Private Investor and Business            1972         64
                          Consultant
Kazuto Kojima........... General Manager, Corporate Marketing     1993         51
                          and Strategy, Fujitsu Limited
R. Stanley Laing........ Real Estate Developer                    1984         75
Burton G. Malkiel....... Chemical Bank Chairman's Professor of    1981         61
                          Economics, Princeton University
George R. Packard....... Professor and Director, Reischauer       1987         61
                          Center for East Asian Studies, School
                          of Advanced International Studies,
                          The Johns Hopkins University
Walter B. Reinhold...... Chairman of the Board, Varco             1981         69
                          International, Inc.
Takamitsu Tsuchimoto.... Director of the Board and General        1993         53
                          Manager, Technology Development
                          Group, Fujitsu Limited
J. Sidney Webb.......... Chairman of the Board, The Titan         1984         74
                          Corporation

  Mr. Lewis was elected Chairman of the Board in 1987. He was President of Amdahl from 1977, when he joined the Company, until 1987. He was the Company's Chief Executive Officer from 1983 until 1992. He is a director of Cypress Semiconductor, SynOptics Communications, Inc. and Vitesse Semiconductor Corporation.

  Mr. Zemke was elected President in 1987 and has been the Company's Chief Executive Officer since 1992. He was the Chief Operating Officer from 1985, when he joined the Company, until 1992.

  Mr. Fukagawa has been with Fujitsu since 1960. After having held managerial positions in a variety of departments and divisions, he held the office of General Manager of the Accounting Division from 1986 to 1989, and was elected as a Director of the Board of Fujitsu Limited in 1989. He was appointed as a Managing Director of Fujitsu Limited in 1992 and is now responsible for all Corporate Affairs.

  Mr. Heizer is engaged in the formation and development of businesses from both a management and investment standpoint. He was Chairman of the Board of Directors and Chief Executive Officer of Heizer Corporation, a business development firm, from 1969 until 1985. Mr. Heizer is currently a director of Chesapeake Energy Corporation and Material Sciences Corporation. He is also a Director of a number of private companies. He has been Chairman of Amdahl's Audit Committee since 1974.

  Mr. Kojima has been with Fujitsu since 1965. He has held multiple managerial positions in various departments and divisions. In 1993 he was appointed as General Manager of Corporate Marketing and Strategy.

  Mr. Laing has been in real estate development since 1972 and is a consultant to Fujitsu and certain of its United States subsidiaries. From 1947 to 1972 he was employed by NCR Corporation in a variety of management positions. Mr. Laing was President and a director of NCR from 1964 to 1972.

  Dr. Malkiel has been Chemical Bank Chairman's Professor of Economics at Princeton University since 1988. Dr. Malkiel was the Dean of the Yale School of Organization and Management from 1981 through 1987. Dr. Malkiel served on President Ford's Council of Economic Advisors. He is currently a director of Baker Fentress Inc., the Jeffrey Co., Prudential Insurance Company, Southern New England Telecommunications Co. and the Vanguard Group of Investment Companies.

  Dr. Packard is Professor and Director of the Reischauer Center for East Asian Studies of the School of Advanced International Studies at the John Hopkins University. He was the Dean of the School from 1979 through 1993. Prior to entering academe, he was a journalist with Newsweek Magazine (1965-1967), the
                                           -----------------
Philadelphia Bulletin (1967-1968), and editor of the Philadelphia Evening and
- ---------------------                                --------------------
Sunday Bulletin (1968-1975). From 1976 to 1979 he was Deputy Director of the
- ---------------
Woodrow Wilson International Center in Washington, D.C. He is currently a director of the Mercantile-Safe Deposit and Trust Funds, the Offitbank in New York City and Interlott Corporation.

  Mr. Reinhold has been Chairman since 1976, and was Chief Executive Officer from 1976 to 1991, of Varco International, Inc., a manufacturer of oil tools, drilling systems, flow-control devices and electronic instrumentation systems for the oil and gas well drilling and production industry. He currently is a member of the Board of Directors of Revco D.S., Inc. and The Petroleum Equipment Suppliers Association. Mr. Reinhold was Chairman of Amdahl's Compensation and Benefit Plan Administration Committees from 1983 through 1992. He was appointed Chairman of the new Compensation Committee and Human Resources Advisory Committee in January 1993.

  Mr. Tsuchimoto has been with Fujitsu since 1963. He has held managerial positions in a variety of departments and divisions. He was appointed General Manager of Technology Development Group in 1990. In addition, he has been serving as Director of the Board of Fujitsu Limited since 1992.

  Mr. Webb has been Chairman of the Board since 1984 of The Titan Corporation, a supplier of high technology products to industrial companies and the defense industry, and an independent consultant since his retirement in 1982 from TRW-Fujitsu Co., a joint venture between Fujitsu and TRW, Inc. From 1980 to 1982, Mr. Webb was President of TRW-Fujitsu Co. In addition, he was a director of TRW from 1966 until 1981. Mr. Webb is a director of Avnet Inc., Brooktree Corp., EIP Microwave, Inc. and National TechTeam, Inc.

  Eugene R. White, age 62, is currently a member of the Board of Directors. Mr. White has been Vice Chairman of the Board since 1987. He served as Chairman of the Board from 1979 to 1987, and Chief Executive Officer from 1979 to 1983. From 1977 until 1979, Mr. White was Deputy Chairman of the Board and was Amdahl's President from 1974 to 1977. He has been a consultant to Fujitsu since 1991, and he is a director of St. Ives Laboratories Corporation and Varco International, Inc.

  See "Principal Stockholders" and "Compensation Committee Interlocks and Insider Participation" for additional information regarding Fujitsu.

SECURITY OWNERSHIP

  The following table sets forth the beneficial ownership of common stock of Amdahl as of March 7, 1994 by each director and nominee, the chief executive officer and the five other most highly compensated executive officers, and all directors and executive officers as a group.

                                                      NUMBER OF     APPROXIMATE
     NAME                                             SHARES(1)    PERCENT OWNED
     ----                                             ---------    -------------
     John C. Lewis..................................    357,723          *
     E. Joseph Zemke................................    356,304          *
     Keizo Fukagawa(2)..............................      2,500          *
     E. F. Heizer, Jr...............................     16,000          *
     Kazuto Kojima(2)...............................          0          *
     R. Stanley Laing...............................     10,000          *
     Burton G. Malkiel..............................     16,000(3)       *
     George R. Packard..............................      8,000          *
     Walter B. Reinhold.............................     77,305          *
     Takamitsu Tsuchimoto(2)........................          0          *
     J. Sidney Webb.................................     12,000          *
     Eugene R. White................................    402,153          *
     William F. O'Connell, Jr.......................    126,300          *
     Anthony M. Pozos...............................    110,045          *
     David L. Anderson..............................     59,222          *
     Joseph J. Francesconi(4).......................    158,000          *
     All current directors and executive officers as
      a group (24 persons)..........................  1,990,202        1.73%

- --------
   *Less than 1 percent
(1) These shares are subject to the sole voting and investment power of the indicated person(s). The figures include shares that could be purchased by exercise of options within 60 days of March 7, 1994 and held by: Mr. Lewis, 247,200 shares; Mr. Zemke, 210,000 shares; Mr. Fukagawa, 2,500 shares; Mr. Heizer, 16,000 shares; Mr. Laing, 8,000 shares; Dr. Malkiel, 8,000 shares; Dr. Packard, 8,000 shares; Mr. Reinhold, 8,000 shares; Mr. Webb, 8,000 shares; Mr. White, 196,000 shares; Mr. O'Connell, 121,000 shares; Mr. Pozos, 72,680 shares; Mr. Anderson, 38,200 shares; Mr. Francesconi, 136,400 shares; and all current directors and executive officers as a group, 1,172,336 shares.
(2) See "Principal Stockholders" for information regarding securities held by Fujitsu.
(3) Includes 8,000 shares held by the Jonathan P. Malkiel Trust of which Dr. Malkiel is a trustee, with sole voting and investment power.
(4) Served as an executive officer during the fiscal year but terminated employment before year end.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held six meetings during 1993, including two telephone conference meetings.

  The Board has an Audit Committee, a Compensation Committee and a Human Resources Advisory Committee.

  The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. This committee, currently consisting of Messrs. Fukagawa, Heizer and Laing and Dr. Malkiel, held four meetings during 1993.

  The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and administering the Company's employee benefit programs. It held five meetings during 1993, and currently consists of Messrs. Reinhold, Kojima and Webb and Dr. Packard. Mr. Kojima was appointed to the Compensation Committee on August 5, 1993. He missed the meeting held in Sunnyvale on October 27, 1993 and the telephone conference call meeting of December 17, 1993, both held subsequent to his appointment.

  In January 1993, the Board established the Human Resources Advisory Committee ("HRAC"). The charter of this Committee is to serve as a forum for discussion of human resource strategy for the Company and evaluation of the Company from an employee perspective, planning senior level succession, consideration and assessment of human resource management practices, and consideration of significant new personnel programs. The Human Resources Advisory Committee will periodically present its findings and recommendations to the Board or to the Compensation Committee for consideration and implementation. This committee, currently consisting of Messrs. Kojima, Reinhold, Lewis, Webb and White and Dr. Packard, held four meetings during 1993. Mr. Kojima was appointed to the HRAC on August 5, 1993 and he missed the one meeting held subsequent to his appointment.

DIRECTOR COMPENSATION

  Each non-employee director receives an annual fee of $20,000 and $1,000 for full-day and $500 for half-day attendance at Board and committee meetings, and is reimbursed for expenses incurred in connection with these meetings. Of these fees, $70,000 earned in 1993 by Messrs. Tanaka and Yoshioka, who both resigned in August 1993, and Messrs. Fukagawa, Kojima and Tsuchimoto was paid to Fujitsu. These amounts are not included in the payments to Fujitsu discussed under "Compensation Committee Interlocks and Insider Participation". Directors may defer all or part of their compensation to selected later years to be paid with interest at a specified formula rate, on a lump sum or annual installment basis.

  Under the Company's Stock Option Plan (1974), any person who first becomes a non-employee member of the Board receives an initial automatic option grant for 5,000 shares of the Company's common stock, and thereafter receives an automatic option grant for 1,000 shares of the Company's common stock on the date of each Annual Stockholders Meeting at which he or she is re-elected as a non-employee Board member. Accordingly, each non-employee Board member re-elected at the 1993 Annual Stockholders Meeting received a 1,000-share option grant on May 7, 1993, with an exercise price of $5.06 per share (the fair market value of the stock on the grant date). Each option is exercisable in two equal annual installments over the optionee's period of continued Board service, measured from the grant date, but the option will immediately become exercisable should the Company be acquired by merger or asset sale. The option will have a maximum term of ten years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. Upon the successful completion of a hostile tender offer for 25 percent or more of the Company's outstanding common stock, each option may be surrendered to the Company for a cash distribution based upon the tender-offer price of the shares subject to the surrendered option, whether or not the option is otherwise at the time exercisable for those shares.

  Under the Company's 1994 Stock Incentive Plan (the "1994 Plan"), adopted by the Board of Directors on January 27, 1994, and subject to stockholder approval at the May 5, 1994 Annual Meeting, the grant program described above will be replaced with the 5,000 share option grants to be made under the 1994 Plan Automatic Grant Program. Non-employee Board members will also be eligible to participate in the 1994 Plan Stock Fee Program. See "APPROVAL OF AMDAHL CORPORATION 1994 STOCK INCENTIVE PLAN" for more details on these programs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Reinhold, Kojima and Webb and Dr. Packard, all non-employee Directors of the Board, comprise the Compensation Committee.

  Mr. White, an executive officer of the Company, serves as a member of the Board of Directors of Varco International, Inc. ("Varco"), but is not a member of the Compensation Committee of the Board of Varco. Mr. Reinhold, Chairman of the Board of Varco, serves as a Director of the Board and as a member of the Compensation Committee of Amdahl.

  Mr. Kojima is the General Manager of Corporate Marketing and Strategy of Fujitsu. Mr. Tanaka, who resigned as a Director of the Board and a member of the Compensation Committee in August 1993, is Managing Director of the Board of Fujitsu and Chairman of the Board of Fujitsu America, Inc.

  Amdahl purchases both components and subassemblies for its computer systems as well as certain other equipment and supplies from Fujitsu. The aggregate amount of these purchases during 1993 was approximately $435 million. The Company has been advised by Fujitsu that because of the difficulty of allocating expenditures for research and development, creation of new manufacturing facilities, and general and administrative costs for the production of the computer subassemblies and other equipment sold by Fujitsu to the Company, it is difficult to determine the relative profitability of such sales. However, subject to the foregoing uncertainties, Fujitsu believes that the profitability of these sales is approximately equivalent to the profitability of sales by Fujitsu of computer products to customers in which it has no ownership interest. Although some of the materials and other equipment are custom manufactured by Fujitsu for Amdahl and are not available from third parties, Amdahl believes that the prices it pays Fujitsu for these products are comparable to those it would pay to an unaffiliated supplier.

  Amdahl has committed to purchase a minimum number of certain components, subassemblies and other equipment from Fujitsu. On December 31, 1993 the aggregate remaining commitment for these materials and equipment was approximately $34 million. Delivery of these materials and other equipment, and the related payments, is generally expected to occur during 1994. In addition, Fujitsu supplies Amdahl with services and material related to the Company's development of current and future products, including the 5995 Series of processors. The Company charged engineering and development expense for approximately $9 million in 1993 relating to these efforts.

  Amdahl has also entered into agreements with Fujitsu or certain of its subsidiaries for the distribution of Amdahl computer systems in Brazil, Japan, Malaysia, South Korea and Spain. In 1993 Amdahl recognized approximately $28 million in revenue from equipment sales to Fujitsu.

  In 1993 Amdahl and Fujitsu entered into a preliminary agreement pursuant to which Amdahl and Fujitsu agreed to participate in the joint development of the Company's next generation of IBM compatible systems. Under the agreement, Fujitsu will undertake primary responsibility for the design and manufacture of these systems.

  In January 1994 the Company and Fujitsu entered into an agreement under which Fujitsu would provide loans to the Company in an aggregate amount not to exceed $100,000,000.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10 percent of the Company's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which require them to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than 10 percent stockholders are required to furnish the Company with copies of all reports they file.

  Based upon the copies of those reports furnished to the Company, and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 1993 were met in a timely manner by its executive officers, Board members and greater than 10 percent stockholders, with the following exceptions: (i) Fujitsu made one late filing of a Form 4 relating to one transaction; and (ii) David B. Wright, Vice President and General Manager of the Company had a discrepancy in his ownership number on his Form 3, and one transaction reportable on his Form 5 was omitted, both of which have subsequently been amended.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company's Chief Executive Officer, each of the four other most highly compensated executive officers of the Company at the end of the fiscal year, and one additional highly compensated individual who served as an executive officer during the fiscal year but terminated employment before year end (hereafter referred to as the named executive officers) for the last three fiscal years ended December 27, 1991, December 25, 1992 and December 31, 1993:

                           SUMMARY COMPENSATION TABLE

                                                   LONG TERM COMPENSATION
                             ANNUAL COMPENSATION           AWARDS
                           ----------------------- -----------------------
                                                    RESTRICTED
        NAME AND                                      STOCK                    ALL OTHER
   PRINCIPAL POSITION      YEAR SALARY($) BONUS($) AWARDS($)(1) OPTIONS(#) COMPENSATION($)(2)
   ------------------      ---- --------- -------- ------------ ---------- ------------------
E. Joseph Zemke            1993 $616,366  $     0    $      0    156,000       $    3,538
 Chief Executive Officer   1992 $521,172  $     0    $175,750     78,000       $    3,433
                           1991 $472,136  $     0    $      0     18,000
John C. Lewis              1993 $660,036  $     0    $      0    148,000       $    3,538
 Chairman of the Board     1992 $641,192  $     0    $      0    109,000       $    3,433
                           1991 $623,308  $     0    $300,262     30,000
William F. O'Connell, Jr.  1993 $299,790  $30,000    $      0     72,500       $    3,538
 Sr. Vice President        1992 $288,192  $     0    $      0     56,000       $    3,433
                           1991 $282,894  $     0    $      0     12,000
Anthony M. Pozos           1993 $253,186  $65,000    $ 62,400     86,500       $    3,538
 Sr. Vice President        1992 $239,692  $     0    $      0    103,200       $    3,433
                           1991 $233,074  $     0    $      0     12,000
David L. Anderson          1993 $252,794  $65,000    $ 62,400     75,500       $        0
 Vice President &          1992 $189,120  $     0    $      0     50,000       $        0
 General Manager           1991 $176,712  $     0    $      0      6,000
Joseph J. Francesconi      1993 $333,600  $     0    $      0     36,000       $1,391,001(3)
 Executive Vice President  1992 $277,868  $     0    $ 79,500     56,000       $    3,432
                           1991 $263,082  $     0    $140,750     12,000

- --------
(1) Restricted Stock Plan shares, subject to the Company's repurchase rights, were held by the following named executive officers with an aggregate value (closing price less consideration paid) as of December 31, 1993: Mr. Zemke, 18,000 shares, $107,100; Mr. Pozos, 12,000 shares, $71,400; Mr. Anderson,
    12,000 shares, $71,400; Mr. Francesconi, 14,000 shares, $83,300. Mr. Zemke was awarded 10,000 shares in 1992, and 25,000 shares in 1990, which awards vest in 20 percent increments over five years from the award date. Mr. Lewis was awarded 21,333 shares in 1991, which vested in 1992. Mr. Pozos and Mr. Anderson were each awarded 12,000 shares in 1993, which vest in 33 percent increments over three years from the award date. Mr. Francesconi was awarded 10,000 shares in 1992 and 10,000 shares in 1991, which awards vest in 20 percent increments over five years from the award date. Restricted stock is awarded under the Company's Restricted Stock Plan. Restricted stock not yet vested to the individual at the time of his termination of employment will be forfeited. Shares issued pursuant to the Restricted Stock Plan and subject to the Company's repurchase rights have the same dividend rights as the common stock held by all other stockholders.
(2) Amounts reported as All Other Compensation represent Company matching contributions to the Employee Savings Plan.
(3) Includes cash payments to which Mr. Francesconi is entitled pursuant to the separation agreement entered into in connection with his resignation as an executive officer on July 1, 1993. The cash payments consist of the following items: salary continuation payments for the 1994 calendar year totaling $333,944, payouts in the 1994 calendar year of approximately $77,000 under the short-term account maintained for him under the Company's Executive Incentive Performance Plan, quarterly payouts through the end of the 1994 calendar year of approximately $879,311 in the aggregate from his long-term account under the Executive Incentive Performance Plan and up to $5,000 reimbursement of financial planning expenses. Also included in the total is $2,692 in Company matching contributions to the Employee Savings Plan in 1993 and payment of $93,054 for accrued vacation.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options in fiscal 1993 to the named executive officers:

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                 POTENTIAL
                                                            REALIZABLE VALUE AT
                                                              ASSUMED ANNUAL
                                                              RATES OF STOCK
                                                            PRICE APPRECIATION
                    INDIVIDUAL GRANTS                         FOR OPTION TERM
- ----------------------------------------------------------- -------------------
                               % OF
                               TOTAL
                              OPTIONS
                  NUMBER OF   GRANTED
                  SECURITIES    TO     EXERCISE
                  UNDERLYING EMPLOYEES  OR BASE
                   OPTIONS   IN FISCAL   PRICE   EXPIRATION    5%      10%
      NAME        GRANTED(2)   YEAR    ($/SH)(3)    DATE     ($)(4)   ($)(4)
      ----        ---------- --------- --------- ---------- -------- ---------
E. Joseph Zemke     24,000      .24%   $8.1875    01/27/03  $123,578  $313,170
                    32,000      .33%   $4.8125    05/05/03  $ 96,850  $245,436
                   100,000     1.03%   $4.71875   10/26/03  $296,760  $752,047
                   -------     -----
                   156,000     1.60%
John C. Lewis       24,000      .25%   $8.1875    01/27/03  $123,578  $313,170
                    40,000      .41%   $4.8125    05/05/03  $121,062  $306,795
                    84,000      .86%   $4.71875   10/26/03  $249,278  $631,720
                   -------     -----
                   148,000     1.52%
William F.
 O'Connell, Jr.     12,000      .12%   $8.1875    01/27/03  $ 61,789  $156,585
                    18,500      .19%   $4.8125    05/05/03  $ 55,991  $141,893
                    42,000      .43%   $4.71875   10/26/03  $124,639  $315,860
                   -------     -----
                    72,500      .74%
Anthony M. Pozos    12,000      .12%   $8.1875    01/27/03  $ 61,789  $156,585
                    18,500      .19%   $4.8125    05/05/03  $ 55,991  $141,893
                    56,000      .58%   $4.71875   10/26/03  $166,185  $421,146
                   -------     -----
                    86,500      .89%

David L. Anderson    8,000      .08%   $8.1875    01/27/93  $ 41,193  $104,390
                    11,500      .12%   $4.8125    05/05/03  $ 34,805  $ 88,204
                    56,000      .58%   $4.71875   10/26/03  $166,185  $421,146
                   -------     -----
                    75,500      .78%
Joseph J.
 Francesconi        16,000      .16%   $8.1875    01/27/03  $ 82,385  $208,780
                    20,000      .21%   $4.8125    05/05/03  $ 60,531  $153,398
                   -------     -----
                    36,000      .37%

- --------
(1) No stock appreciation rights have been granted to date.
(2) The options which expire on January 27, 2003 and October 26, 2003 are exercisable in a series of five equal and successive annual installments over the optionee's period of service with the Company, measured from the grant date. The options which expire on May 5, 2003 are exercisable for 40 percent of the shares upon the optionee's completion of one year of service with the Company, measured from the grant date, and are exercisable for the balance of the shares in three equal and successive annual installments upon the optionee's completion of each additional year of service. Upon an acquisition of the Company by a merger or asset sale, each option becomes immediately and fully exercisable. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The Compensation Committee has the discretion to accelerate any option in whole or in part in connection with the optionee's cessation of service. The Committee may also grant stock appreciation rights with respect to one or more outstanding options. These rights will allow the holders to elect to exercise the option or to surrender it in exchange for cash or common stock equal to the fair market value of the shares subject to the surrendered option less the option exercise price payable for those shares. To date no stock appreciation rights have been granted.
(3) The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise involving a same-day sale of the purchased shares. The Company may also finance an option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred in connection with the exercise. The optionee may be permitted, subject to the approval of the Compensation Committee, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability. The Compensation Committee also has the discretion to reprice outstanding options by canceling them and granting replacement options with an exercise price equal to the fair market value of the option shares on the regrant date.
(4) These columns reflect the potential realizable value of each grant assuming the market value of the Company's stock appreciates at 5 percent and 10 percent annually from the date of grant over the term of the option. There is no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5 percent or 10 percent levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

  The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                   VALUES(1)

                                                     NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                            SHARES                     OPTIONS AT FY-END         AT FY-END ($)(2)
                         ACQUIRED ON     VALUE      ----------------------     --------------------
NAME                     EXERCISE (#) REALIZED ($) EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ----                     ------------ ------------ ------------------------- -------------------------
E. Joseph Zemke.........      0             0          181,600/235,200           $10,150/$166,125
John C. Lewis...........      0             0          232,000/260,200           $23,850/$155,125
William F. O'Connell,
 Jr.....................      0             0          104,000/122,900            $4,500/ $75,781
Anthony M. Pozos........      0             0           62,880/141,220           $11,700/ $93,719
David L. Anderson.......      0             0           32,000/ 99,500                $0/ $85,406
Joseph J. Francesconi...      0             0          118,000/ 86,400           $16,650/ $23,750

- --------
(1)No stock appreciation rights have been granted to date.
(2)Closing market price at fiscal year end ($6.00) less exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

  The Company currently has no employment contracts with any of its executive officers. However, the Company has implemented the Executive Incentive Performance Plan, which provides benefits upon termination of employment. Under this plan executive officers and other key employees may receive incentive awards each year based upon the Company's progress in achieving long-term business objectives. The aggregate annual award for all plan participants may not exceed 2 percent of the Company's consolidated pre-tax earnings for the year. The annual award is allocated to two separate components in effect under the plan: a short-term incentive program and a long-term income accumulation program. Allocations to the short-term program are based upon each participant's compensation (salary and bonus) for the year, with vesting and payout to occur generally over four years beginning one year after the award date.

  The long-term income accumulation program is designed to create a source of retirement income for each participant in the plan. The Compensation Committee determines the dollar amount of the retirement income target applicable to each participant and periodically adjusts that target as circumstances change. The long-term component of each annual award to the plan is allocated to each participant's long-term account in proportion to his or her share of the aggregate retirement income targets in effect for all participants at that time. Vesting in this account (including the individual retirement income target) will begin upon the latest to occur of (i) the participant's completion of ten years of service with the Company, (ii) the attainment of age 55 or
(iii) the attainment of combined age and years of service totalling 70. At that time, the participant will initially vest in the portion of the long-term account equal to his or her years of service multiplied by 5 percent and will vest in an additional 5 percent upon completion of each additional year of service thereafter. No payments will be made from the participant's account until termination of service, and the payment at that time may be made either in a lump sum or in annual installments in accordance with the participant's prior election. Special vesting provisions will apply in the event the participant's service with the Company terminates by reason of death or disability. In addition, the participant may receive the entire balance credited to his or her long-term account upon termination of service in the event that such balance is less than the portion of the retirement income target in which the participant is vested at that time.

  No trust fund or other segregated account has been established as an actual funding vehicle for the payment of the participant's long-term account, and the account is simply a record entry upon the Company's books. Accordingly, each participant is a general creditor of the Company with respect to his or her unpaid account balance.

  The Company entered into a severance agreement with Mr. Francesconi at the time of his resignation as an executive officer on July 1, 1993. Under this agreement, Mr. Francesconi will be provided with the following benefits: (i) salary continuation payments of $6,422 per week through December 31, 1994, (ii) continued coverage under the Company's life insurance, long-term disability and medical and dental plans at the Company's expense through December 31, 1994,
(iii) payout of his short-term account under the Executive Incentive Performance Plan, with approximately $49,000 to be paid in January 1994 and the remaining balance (approximately $28,000) to be paid on December 31, 1994, (iv) quarterly payments from his long-term account under the Executive Incentive Performance Plan commencing September 30, 1993 and continuing through December 31, 1994 in the aggregate amount of approximately $879,311, (v) continued vesting of his outstanding stock options and restricted stock holdings through January 31, 1996 and the extension of the exercise period of his outstanding options through April 30, 1996, (vi) reimbursement of up to $5,000 for financial planning expenses, and (vii) payment for accrued vacation. As part of the severance arrangement, Mr. Francesconi has agreed not to engage in any competitive activities with the Company through January 31, 1996.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

  The Compensation Committee of the Board of Directors is responsible for the administration of the compensation programs in effect for the Company's executive officers. These programs have been designed to ensure that the compensation paid to the executive officers is substantially linked to both Company and individual performance. Accordingly, a substantial portion of the compensation paid to each executive officer is comprised of variable components based upon individual achievement and Company performance, such as pre-tax profit, attainment of predetermined goals and the improvement in the market price of the Company's stock.

  The Compensation Committee met 5 times during 1993 and initiated a detailed study of executive compensation for Amdahl. The Committee felt that a study, led by an independent consultant of their choice, was appropriate given the significant changes taking place in the market place and the proposed reorganization within Amdahl.

  The study of executive compensation in the market place confirmed that competing in the traditional IBM compatible mainframe market requires compensation practices that are competitive with other major mainframe companies. As Amdahl establishes new business lines, it will also have to develop compensation practices that make it competitive with smaller, entrepreneurial companies in the software, professional services and other non-mainframe businesses with which it will be competing for talented employees.

  The study will conclude in 1994.

COMPENSATION PRINCIPLES

  The design and implementation of all executive compensation programs are based on a series of guiding principles derived from Company values, business strategy and management requirements. These principles may be summarized as follows:

  . Attract and retain key executives essential to the long-term success of the Company.

  . Reward executives for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company.

  . Provide direct linkage between the compensation payable to executives and the Company's attainment of annual and long-term financial goals and targets.

  . Emphasize reward for performance at the individual, team and corporate level.

  No changes have been made to executive compensation programs as a result of the $1 million tax deduction limitation provisions of The Omnibus Budget Reconciliation Act of 1993. Whether any future changes are appropriate will be determined as part of the executive compensation study described above.

BASE SALARY

  The base salary for each executive officer is determined on the basis of personal performance, the relative importance of the functions he or she performs, the scope of his or her ongoing responsibilities and the salary levels in effect for comparable positions with the Company's principal competitors. The weight given to each of these factors may vary from individual to individual. In general, base salary is designed primarily to be competitive within the relevant market, and the salary levels of the Company's executive officers range from the 50th percentile to the 75th percentile for the companies taken into account. The stockholder returns for these companies are included within the Standard & Poor's Computer Systems Index which has been chosen as the Company's industry index for purposes of the stock price performance graph which appears on page 17 of the Proxy Statement.

  Each officer's base salary is reviewed annually to ensure appropriateness, and increases to base salary are made to reflect competitive increases awarded to executives in comparable companies. Company performance does not play a significant role in the determination of base salary.

ANNUAL BONUS

  Annual bonuses for the 1993 fiscal year were to be earned by a structured formula that considered the following factors:

  . Company Financial Performance

      Each year the Board approves revenue and pre-tax profit goals for the Company. The Company's performance against these goals is assessed by the Committee at the close of each year and measured against an established scale to determine the relevant bonus. The scale is nonlinear and provides the maximum award for above target performance while reducing the award for performance below the target. This element of bonus compensation can range from zero, if company performance is 55% of target or less, to 40 percent of base salary if performance is at least 145% of target. Because the Company failed to achieve the performance goals established for 1993, no bonuses based upon Company financial performance were awarded to executive officers for 1993.

  . Company Qualitative Performance

      Upon the completion of each fiscal year, the Committee reviews the major factors that affected the Company's business during the year. Factors considered include the Company's response to competitive issues, the ability demonstrated by management to deal with adverse economic situations, the innovation shown in the management of unanticipated events and the preparation made for the future success of the Company. The Committee may then grant an award for this measure of Company performance, which can range from zero to 15 percent of base salary. Company qualitative performance was a factor used in awarding bonuses to executive officers for 1993.

  . Individual Performance

      Each executive officer's personal performance is measured against goals established for that individual. Leadership, planning, management and innovation are also considered, and the weight assigned to each of these factors will vary from individual to individual. Overall performance is determined and a rating assigned to each executive officer that may qualify him or her for a bonus determined in accordance with an established scale. This element of bonus compensation can range from zero to 15 percent of base salary. Individual performance was one of the components used in determining the bonuses awarded for 1993.

  . Discretionary Awards

      The Committee also has discretion under extraordinary circumstances to award bonuses from zero to 10 percent of base salary. No discretionary bonuses were awarded for 1993.

  The foregoing Company and individual performance factors were the principal, although not the sole, elements taken into account in determining whether bonuses were to be awarded for 1993. The Committee may in its discretion apply entirely different factors, such as different measures of Company or individual performance, in setting bonus levels for executive officers in future years. Given the circumstances in 1993, including the need to retain key executives and the considerable work done to restructure the Company, the Committee determined that a reduced bonus should be awarded to select individuals.

LONG TERM INCENTIVES

  Long-term incentives are provided primarily through annual option grants, with the select use of supplemental option grants and restricted stock awards, and participation in an income accumulation program funded out of the Company's pre-tax profits. These incentives are intended to motivate the executive officer to improve long-term Company performance. Customarily, option grants are made with exercise prices equal to the market price of the shares on the grant date and will be of no value unless the market price of the Company's outstanding common stock appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by stockholders.

  . Stock Options

      The size of the option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual's current position with the Company, internal comparability with option grants made to other Company executives and the individual's potential for future responsibility and promotion over the option term. The Committee has established certain general guidelines in making option grants to executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant made to each executive officer as circumstances warrant.

      Each grant allows the executive officer to acquire shares of the Company's common stock at a fixed price per share (traditionally the market price on the grant date) over a specified period of time (up to ten years). The option generally vests in equal installments over a period of five years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company and the market price of the underlying securities appreciates over the option term.

  . Restricted Stock

      Grants of restricted stock are not made by reference to formulas or guidelines but are provided solely at the Committee's discretion. These grants are usually awarded under limited circumstances, such as the recognition of a significant contribution made to the Company's performance, an incentive to achieve future performance objectives or in connection with a significant promotion. The vesting schedules for restricted stock awards are tailored to meet the particular purposes of the awards, unlike the more uniform vesting schedules utilized for stock option grants.

EXECUTIVE INCENTIVE PERFORMANCE PLAN

  The Executive Incentive Performance Plan is designed to retain key executives and to provide retirement income for them through their participation in an income accumulation program funded out of the Company's pre-tax profits. The plan has two separate components: a short-term accumulation program which provides for vesting and payout in four equal annual installments beginning one year after the award, and a long-term income accumulation program. This latter program serves as the vehicle to meet the specific retirement income target which the Committee has established for the participant, and vesting in this benefit will occur as the age and years of service requirements of the Plan are met.

  Actual allocations to the two programs will occur only if the Company's operations are profitable. Because of the Company's performance in 1993, no amounts were allocated to the plan for that year.

CEO COMPENSATION

  In setting the compensation payable to the Chief Executive Officer, Mr. E. Joseph Zemke, the Compensation Committee's goal is to provide a package which is competitive with other companies in the industry and which at the same time ties a significant percentage of his compensation to positive Company performance and stock price appreciation. In general, the factors utilized in determining Mr. Zemke's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs, although more weight was given to Company performance factors and less to individual performance factors.

  An independent review of CEO compensation was conducted by an individual compensation consultant during 1993. CEO total compensation practices of 34 high technology companies were reviewed. This reference group includes all of the companies in the S&P Computer Systems Index (the industry index used for the stock price performance graph in this proxy).

  In establishing Mr. Zemke's base salary, it was the Committee's intent to provide him with a level of stability and certainty each year, and not to have this particular component of compensation affected to any significant degree by Company performance factors. His base salary for the 1993 fiscal year approximates the 50th percentile of reported base salaries for Chief Executive Officers in the relevant industry segment. The next component of Mr. Zemke's compensation package, his annual bonus, was based upon specific corporate goals such as revenue growth and pre-tax profit and, to a lesser extent, upon other key aspects of his management of the Company. Based upon the Company's performance in 1993, Mr. Zemke did not receive any cash bonuses from the plans described above.

  The long-term incentive component of Mr. Zemke's compensation consisted of three stock option grants made during 1993: an option to purchase 24,000 shares of the Company's common stock granted on January 28, 1993, an option to purchase an additional 32,000 shares granted on May 6, 1993, and an option to purchase 100,000 shares granted on October 27, 1993. The number of shares included in these grants was based primarily on two factors: (i) recognizing that during this period of transition Mr. Zemke's major challenge is to return the company to profitability and improve shareholder return, the Committee believes that a significant portion of Mr. Zemke's total compensation should be dependent upon appreciation in the price of company stock, and (ii) the CEO compensation review described above indicated that Mr. Zemke's stock option position was quite low in comparison to the reference companies. The shares granted bring him more in line with the median position of the reference companies. Past Company performance was not taken into account in making these awards, but as indicated above, these options will not have any value unless the market price of the Company's common stock appreciates over the option term.

                                 Members of the Compensation Committee

                                 Walter B. Reinhold, Chairman

                                 Kazuto Kojima

                                 George R. Packard

                                 J. Sidney Webb

                        COMPANY STOCK PRICE PERFORMANCE

  The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Standard & Poor's 500 Stock Index and the Standard & Poor's Computer Systems Index from December 31, 1988 through December 31, 1993:

                                    [GRAPH]

                                          FISCAL YEAR ENDING
                             -------------------------------------------------
                             1988   1989     1990     1991     1992     1993
                             ----  -------  -------  -------  -------  -------
   Amdahl................... $100  $ 71.45  $ 70.75  $ 79.42  $ 36.85  $ 30.73
   S&P 500.................. $100  $131.68  $127.58  $156.47  $179.20  $197.26
   S&P Computer Systems..... $100  $ 83.00  $ 93.00  $ 82.65  $ 60.67  $ 62.97

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, or the Exchange Act that might incorporate future filings made by the Company under those statutes, including this Proxy Statement, the preceding Compensation Committee Report on Executive Compensation and the preceding stock price performance graph shall not be incorporated by reference into any such filings; nor shall such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

                          LOANS TO EXECUTIVE OFFICERS

  Amdahl makes available loans to certain officers under its Officer Loan Program for the acquisition of shares under the Company's Stock Option Plans or for the payment of tax obligations incurred in connection with the acquisition of these shares or Restricted Stock Plan shares. These loans may not be outstanding for more than 120 months and bear interest at the applicable federal rate. Loans are secured by common stock valued between 150 percent and 200 percent of the principal balance, depending on the purpose for which the loan was made.

  In 1993, the Company extended to Mr. Cavalier a loan for $400,000, for the purpose of assisting Mr. Cavalier with his relocation to Dallas, Texas, the headquarters of Antares Alliance Group, where Mr. Cavalier is President and Chief Executive Officer. The note bears interest at 5.25%, compounded semi-annually. This note will become due and payable within ten years except to the extent previously forgiven or paid.

  There is currently outstanding an interest free loan for $24,000 for business related purposes to Mr. O'Connell.

  The Company has extended loans of more than $60,000 to the following executive officers:

                                                 MAXIMUM AMOUNT       AMOUNT
                                                  LOANED SINCE    OUTSTANDING ON
    NAME                                        DECEMBER 25, 1992 MARCH 7, 1994
    ----                                        ----------------- --------------
John C. Cavalier...............................    $411,691.71     $411,691.71
Orval J. Nutt..................................    $122,898.62     $122,898.62
William F. O'Connell, Jr. .....................    $ 77,907.71     $ 77,907.71
Anthony M. Pozos...............................    $ 69,344.79     $ 69,344.79
Edward F. Thompson.............................    $594,829.77     $594,829.77
Eugene R. White................................    $122,358.51               0

                              CERTAIN TRANSACTIONS

  See "Compensation Committee Interlocks and Insider Participation" for information regarding Fujitsu.

                         APPROVAL OF AMDAHL CORPORATION
                           1994 STOCK INCENTIVE PLAN

  The stockholders are being asked to approve the Amdahl Corporation 1994 Stock Incentive Plan (the "1994 Plan"), pursuant to which up to 14,300,000 shares of the Company's common stock (the "Common Stock") will be reserved for issuance. The Board of Directors (the "Board") has authorized the implementation of the 1994 Plan as the successor equity incentive program to the Company's Restricted Stock Plan and three existing stock option programs: the Stock Option Plan
(1971), the Stock Option Plan (1974) and the Non-Qualified Stock Option Plan
(1982). The Restricted Stock Plan and the three stock option plans will be collectively referred to in this summary as the "Predecessor Plans." By consolidating all outstanding options and awards into the 1994 Plan and eliminating the Predecessor Plans, the Company will save administrative and legal costs associated with maintaining four separate stock incentive programs.

  The 1994 Plan will become effective upon approval by the stockholders. If the 1994 Plan is approved, all outstanding options under the Predecessor Plans and all unvested share issuances thereunder will be incorporated into the 1994 Plan. The Predecessor Plans will thereupon terminate, and no further option grants or share issuances will be made under the Predecessor Plans. However, all such options and share issuances will continue to be governed by the terms and conditions of the instruments evidencing those grants and issuances.

  The following is a summary of the principal features of the 1994 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1994 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's principal executive offices in Sunnyvale, California.

EQUITY INCENTIVE PROGRAMS

  The 1994 Plan contains five separate equity incentive programs: (i) a Discretionary Grant Program, under which key employees and consultants may be granted either stock options to purchase shares of Common Stock or stock appreciation rights exercisable for cash or shares of Common Stock, (ii) an Automatic Grant Program, under which option grants will be made at specified intervals to the non-employee Board members, (iii) a Salary Reduction Grant Program, under which key employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at a discount from current fair market value equal to the amount of their salary reduction, (iv) a Stock Fee Program under which the non-employee Board members may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of Common Stock and (v) a Stock Issuance Program, under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares, or as a bonus tied to the performance of services or the Company's attainment of financial milestones, or pursuant to the individual's election to receive such shares in lieu of base salary.

  Options granted under the Discretionary Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Grant and the Salary Reduction Grant Programs will be non-statutory options.

SHARE RESERVE

  The initial share reserve under the 1994 Plan will consist of (i) the number of shares of Common Stock which remain available for grant under the Predecessor Plans at the time the 1994 Plan becomes effective (2,293,728 shares as of January 1, 1994), (ii) the shares subject to outstanding unexercised options under the Predecessor Plans at the time the 1994 Plan becomes effective (10,736,213 as of January 1, 1994), and (iii) an additional increase not to exceed 1,400,000 shares of Common Stock, for a total initial reserve not to exceed 14,300,000 shares. The number of shares available for issuance under the 1994 Plan will automatically increase on the first trading day of each calendar year, beginning with the 1995 calendar year, by an amount equal to 1% of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; provided, however, that each such 1% annual increase will be subject to reduction to the extent necessary to assure that the maximum number of shares of Common Stock available immediately thereafter for future option grants and share issuances under the 1994 Plan will not exceed 5,000,000 shares, subject to periodic adjustment for certain changes in the Company's capital structure.

  The shares issuable under the 1994 Plan may be drawn from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

  Should an option expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions of the 1994 Plan), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1994 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1994 Plan and all share issuances under the 1994 Plan, whether or not the shares are subsequently reacquired by the Company pursuant to its repurchase rights under the 1994 Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance.

  After the 1994 Plan becomes effective, in no event will any one individual participating in the 1994 Plan be granted stock options and receive direct stock issuances exceeding 2,000,000 shares in the aggregate over the term of the 1994 Plan, subject to periodic adjustment for certain changes in the Company's capital structure.

PLAN ADMINISTRATION

  The 1994 Plan (other than the Automatic Option Grant and the Stock Fee Programs) will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will be comprised of two or more non-employee Board members appointed by the Board and will have complete discretion (subject to the express provisions of the 1994 Plan) to authorize stock option grants and direct stock issuances under the 1994 Plan. However, all grants under the Automatic Grant and the Stock Fee Programs will be made in strict compliance with the express provisions of those programs, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such programs.

ELIGIBILITY

  Officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established) and independent consultants and advisors to the Company and its subsidiaries will be eligible to participate in the Discretionary Grant and Stock Issuance Programs. Officers and other key employees will also be eligible to participate in the Salary Reduction Grant Program. Non-employee members of the Board will only be eligible to participate in the Automatic Grant and the Stock Fee Programs.

  For purposes of all non-statutory option grants and direct stock issuances under the 1994 Plan, the Company's subsidiaries will include not only the corporations of which the Company owns, directly or indirectly, at least 50% of the outstanding capital stock but also any partnership, joint venture or other entity of which the Company owns, directly or through one or more other subsidiaries, at least 50% of the outstanding capital or profits interests.

  As of March 7, 1994, 14 executive officers and approximately 900 other key employees were eligible to participate in the 1994 Plan, and 9 non-employee Board members were eligible to participate in the Automatic Grant and the Stock Fee Programs.

VALUATION

  The fair market value per share of Common Stock on any relevant date under the 1994 Plan will be the mean between the lowest and highest selling prices per share on that date on the principal exchange on which the Common Stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on the exchange. If there are no reported sales for such date, then the mean of the lowest and highest selling prices for the last previous date for which such quotations exist will determine the fair market value. On March 7, 1994, the fair market value per share of Common Stock was $5.6875.

                          DISCRETIONARY GRANT PROGRAM

  The principal features of the Discretionary Option Grant Program may be summarized as follows:

  The exercise price per share for incentive stock options will not be less than 100% of the fair market value per share of Common Stock on the grant date. For non-statutory options, the exercise price per share may be less than, equal to or greater than such fair market value, as the Plan Administrator deems appropriate. No incentive stock option will have a maximum term in excess of ten (10) years measured from the grant date, and no non-statutory stock option will have a maximum term in excess of fifteen (15) years. The Plan Administrator will have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights or
(iii) which become exercisable in installments for vested shares over the optionee's period of service.

  The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised for vested shares through a same-day sale program pursuant to which the purchased shares are to be sold immediately and a portion of the sale proceeds applied to the payment of the exercise price for those shares on the settlement date.

  Any option held by the optionee at the time of cessation of service will normally not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. During that period, the option will generally be exercisable only for the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. For purposes of the 1994 Plan, an individual will be deemed to continue in service for so long as that person performs services for the Company or any parent or subsidiary corporation, whether as an employee, non-employee board member or independent consultant or advisor.

  The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  Any unvested shares of Common Stock will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

  The optionee is not to have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

  The Plan Administrator is authorized to issue four types of stock appreciation rights:

  . Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

  . Concurrent stock appreciation rights will automatically be exercised for an appreciation distribution at the same time the underlying stock option is exercised for the shares of Common Stock subject to such rights. Accordingly, the option holder will, upon the option exercise, receive both the purchased shares of Common Stock and the appreciation distribution payable on the covered shares. The amount of the distribution payable per purchased option share will not exceed the fair market value of that share on the exercise date, less the option exercise price paid for such share. The distribution may, in the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

  . Independent stock appreciation rights will be free-standing rights not tied to any underlying stock option and will entitle the holder upon exercise to an appreciation distribution from the Company equal to the fair market value of the shares of Common Stock subject to the exercised rights, less the base price in effect for those shares. The base price will be determined by the Plan Administrator at the time the rights are granted and may be less than, equal to or greater than the fair market value of the underlying shares of Common Stock on the grant date. The appreciation distribution payable on the exercised rights may, in the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

  . Limited stock appreciation rights may be granted to officers of the Company subject to the short-swing profit restrictions of the federal securities laws in connection with their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the price per share of Common Stock paid in such hostile tender offer over (b) the exercise price payable for such share.

  The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                            AUTOMATIC GRANT PROGRAM

  Under the Automatic Grant Program a 5,000 share option grant will be made to each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board. In addition, on the date of each Annual Stockholders Meeting, beginning with the 1994 Annual Meeting, each individual re-elected to serve as a non-employee Board member will automatically be granted a stock option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least twelve months. There will be no limit on the number of such additional 5,000 share option grants any one non-employee Board member may receive over his or her period of Board service.

  Each option granted under the Automatic Grant Program will be subject to the following terms and conditions:

  . The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

  . Each option will have a maximum term of ten years measured from the grant date.

  . Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company at the exercise price paid per share.

  . Each option will vest (and the Company's repurchase rights will lapse) in two equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

  . The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die within such six-month period, then each such option will remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the optionee is vested at the time of cessation of Board service.

  . Should the optionee die or become permanently disabled while serving as a Board member, then the shares of Common Stock subject to each automatic option grant held by that individual optionee will immediately vest in full, and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

  . The shares subject to each automatic option grant will immediately vest upon certain changes in control or ownership of the Company, as discussed in more detail below.

  . Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (A) the highest price per share of Common Stock paid in such hostile tender offer over (B) the exercise price payable for such share.

  . The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                         SALARY REDUCTION GRANT PROGRAM

  The Plan Administrator will have complete discretion in selecting the individuals who are to participate in the Salary Reduction Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization for the Company to reduce, by a designated multiple of 1%, his or her base salary for the upcoming calendar year. To the extent the Plan Administrator approves one or more salary reduction authorizations, the individuals who filed those authorizations will be granted options under the Salary Reduction Grant Program.

  Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Grant Program, except for the following differences:

  . The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the grant date.

  . The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the grant is made.

  . Provided the optionee continues in service, the option will become exercisable for 50% of the option shares on the last day of June in the calendar year for which the grant is made and will become exercisable for the balance of the option shares in a series of six successive monthly installments on the last day of each of the next six calendar months.

  . Should the optionee die or become disabled while in service, the option will immediately become exercisable for that number of option shares equal to (A) one-twelfth of the total number of option shares multiplied by (B) the number of full calendar months which have elapsed from the first day of the calendar year for which the option is granted and the last day of the calendar month during which the optionee ceases service.

  . Each option will have a term of ten years measured from the grant date, whether or not the individual continues in service.

                             STOCK ISSUANCE PROGRAM

  Shares may be sold under the Stock Issuance Program at a price per share less than, equal to or greater than the fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or pursuant to an irrevocable election by the individual to receive such shares in lieu of a portion of his or her salary.

  Shares issued under the Stock Issuance Program may either be immediately vested upon issuance or subject to a vesting schedule tied to the participant's period of service or the Company's attainment of designated performance goals. Unvested shares will be subject to certain transfer restrictions and to repurchase or cancellation by the Company upon either the participant's cessation of service prior to vesting in those shares or the non-attainment of the applicable performance goals. The Plan Administrator will, however, have the discretionary authority to accelerate the vesting of any issued shares in whole or in part at any time. Individuals holding shares under the Stock Issuance Program will have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

  The issuance of shares of Common Stock pursuant to the participant's election to receive such shares in lieu of base salary will be subject to the following guidelines:

  . On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election will automatically be applied to the acquisition of Common Stock by dividing the elected dollar amount by the fair market value per share on that trading day. The issued shares will be held in escrow by the Company until the participant vests in those shares.

  . Upon completion of each calendar month of service during the year for which the election is in effect, the participant will vest in one-twelfth of the issued shares, and the stock certificate for those shares will be released from escrow.

                               STOCK FEE PROGRAM

  Under the Stock Fee Program, each individual serving as a non-employee Board member will be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable in cash to such individual to the acquisition of unvested shares of Common Stock. The non-employee Board member must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the retainer fee subject to such election will be applied to the acquisition of Common Stock by dividing the elected dollar amount by the fair market value per share of Common Stock on that trading day. The issued shares will be held in escrow by the Company until the individual vests in those shares. The non-employee Board member will have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

  Upon completion of each month of Board service during the year for which the election is in effect, the non-employee Board member will vest in one-twelfth of the issued shares, and the stock certificate for those shares will be released from escrow. Immediate vesting in all the issued shares will occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the Board member cease service prior to vesting in one or more monthly installments of the issued shares, then those installments will be forfeited, and the individual will not be entitled to any cash payment from the Company with respect to the forfeited shares.

                               GENERAL PROVISIONS

OPTION/VESTING ACCELERATION.

  Outstanding options under the 1994 Plan will become immediately exercisable, and unvested shares issued or issuable under the 1994 Plan will be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company. The transactions which will trigger such option/vesting acceleration are as follows:

  Corporate Transaction: any one of the following stockholder-approved transactions:

  . a merger or consolidation in which the Company is not the surviving entity,

  . the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

  . any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to persons other than those who held such securities immediately prior to the merger.

  Change in Control: any of the following events:

  . a direct acquisition by any person (or related group of persons) of securities possessing more than 10% of the total combined voting power of the Company's outstanding securities,

  . the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to the Company's stockholders, private purchases from one or more of the Company's stockholders, open market purchases or any other transaction, of additional securities of the Company which increase the total holdings of such person (or group) to a level of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, or

  . the acquisition by any person (or related group of persons), whether by tender or exchange offer made directly to the Company's stockholders, private purchases from one or more of the Company's stockholders, open market purchases or any other transaction, of securities of the Company possessing sufficient voting power in the aggregate to elect an absolute majority of the members of the Board (rounded up to the nearest whole number).

  In the event of a Corporate Transaction, each option at the time outstanding under the Discretionary Grant Program or Salary Reduction Program will automatically become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of such shares as fully-vested shares. However, an outstanding option under the Discretionary Grant Program will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan

Administrator at the time of grant. Upon the consummation of the Corporate Transaction, all outstanding options under the 1994 Plan will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable. The Plan Administrator will have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of the Corporate Transaction, in the event the optionee's service terminates within a designated period following such Corporate Transaction.

  The Company's outstanding repurchase rights under the Discretionary Option Grant and Stock Issuance Programs will also terminate, and the shares subject to those terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the unvested shares are issued. The Plan Administrator will have the discretion to provide for the subsequent termination of any repurchase rights which remain in existence after the Corporate Transaction, in the event the optionee's service terminates within a designated period following such Corporate Transaction.

  The Plan Administrator will also have full power and authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the acceleration of one or more outstanding options under the Discretionary Grant Program so that each such option will, immediately prior to the Change in Control, become exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator may also provide for the automatic termination of all of the outstanding repurchase rights held by the Company under the Discretionary Option Grant and Stock Issuance Programs (with the concurrent vesting of the shares subject to those terminated rights) in the event of such Change in Control. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under certain prescribed circumstances following the Change in Control.

  Upon either a Corporate Transaction or a Change in Control, the shares of Common Stock subject to each outstanding option under the Automatic Grant Program will immediately vest, and the options will accordingly become exercisable for all of the shares of Common Stock at the time subject to such option as fully-vested shares. In addition, all unvested shares issued under the Stock Fee Program or issued under the Stock Issuance Program in lieu of base salary will immediately vest.

  The acceleration of options or vesting in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1994 Plan and the maximum number and/or class of securities which may remain available for future issuance in connection with the automatic 1% increase to the share reserve to be effected each year under the Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and direct share issuances over the term of the 1994 Plan, (iii) the number and/or class of securities and price per share in effect under each outstanding option and (iv) the number and/or class of securities for which option grants will subsequently be made under the Automatic Grant Program per each newly-elected or continuing non-employee Board member.

FINANCIAL ASSISTANCE

  The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Grant or Salary Reduction Grant Program or the purchase of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided will be determined by the Plan Administrator. However, the maximum amount of financing provided any participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable federal, state and local taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

  The Plan Administrator may provide one or more holders of non-statutory options or unvested shares under the Discretionary Grant, Salary Reduction Grant or Stock Issuance Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the federal and state income and employment tax liability incurred by such individuals in connection with the exercise of those options or the vesting of the shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

  The Board may amend or modify the 1994 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees or holders of unvested shares without their consent. In addition, the Board may not, without the approval of the stockholders, (i) materially increase the maximum number of shares issuable under the 1994 Plan, the number of shares for which automatic option grants will be made to newly-elected or continuing non-employee Board members or the maximum number of shares for which any one individual may be granted options or direct stock issuances, except to reflect certain changes in the Company's capital structure, (ii) materially modify the eligibility requirements for option grants or share issuances or (iii) otherwise materially increase the benefits accruing to participants under the 1994 Plan. The Board may terminate the 1994 Plan at any time, and the 1994 Plan will in all events terminate on December 31, 2008. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant or issuance.

STOCK AWARDS

  The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the following information with respect to stock option transactions and direct stock issuances effected during the period from December 26, 1992 to March 7, 1994 under the Predecessor Plans: (i) the number of shares of Common Stock subject to options granted during that period and the weighted average option price payable per share, (ii) the net value realized (fair market value of the option shares on the exercise date less the option price) upon the exercise of outstanding options during such period, (iii) the number of shares of Common Stock directly issued without an intervening option grant and (iv) the dollar amount paid per issued share.

                              OPTION TRANSACTIONS

                                             WEIGHTED AVERAGE
                                              EXERCISE PRICE      NET VALUE
                           OPTIONS GRANTED      OF OPTIONS      REALIZED FROM
          NAME            (NUMBER OF SHARES)     GRANTED      OPTIONS EXERCISED
          ----            ------------------ ---------------- -----------------
E. Joseph Zemke..........       156,000           $5.27                  0
John C. Lewis............       148,000           $5.31            $50,350
William F. O'Connell, Jr.        72,500           $5.32                  0
Anthony M. Pozos.........        86,500           $5.22                  0
David L. Anderson........        75,500           $5.10                  0
Joseph J. Francesconi....        36,000           $6.31                  0
All current executive
 officers as a group
 (15 persons)............     1,285,350           $5.03            $50,350
Keizo Fukagawa...........             0               0                  0
E.F. Heizer, Jr..........         1,000           $4.81                  0
Kazuto Kojima............         5,000           $5.31                  0
R. Stanley Laing.........         1,000           $4.81                  0
Burton G. Malkiel........         1,000           $4.81                  0
George R. Packard........         1,000           $4.81                  0
Walter B. Reinhold.......         1,000           $4.81                  0
Takamitsu Tsuchimoto.....         5,000           $5.31                  0
J. Sidney Webb...........         1,000           $4.81                  0
All current non-employee
 directors as a group
 (9 persons).............        16,000           $5.13                  0
All individuals,
 including current
 officers who are not
 executive officers as a
 group (approximately
 1,050 persons)..........     8,407,702           $5.13            $85,120

                             DIRECT SHARE ISSUANCES

                                                     NUMBER OF   PURCHASE PRICE
                       NAME                        ISSUED SHARES   PER SHARE
                       ----                        ------------- --------------
E. Joseph Zemke...................................    100,000         $.05
John C. Lewis.....................................          0            0
William F. O'Connell, Jr..........................          0            0
Anthony M. Pozos..................................     12,000         $.05
David L. Anderson.................................     12,000         $.05
Joseph J. Francesconi.............................          0            0
All current executive officers as a group who
 received direct share issuances (10 persons).....    178,000         $.05
All employees, including current officers who are
 not executive officers as a group (12 persons)...     59,000         $.05

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

  Options granted under the 1994 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that the compensation deemed paid in connection with most disqualifying dispositions of incentive stock option shares under the 1994 Plan will be deductible by it and will not be subject to the annual $1 Million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

  . If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

  . The optionee may, however, elect under Section 83(b) of the Internal
    Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid upon the exercise of most non-statutory options under the 1994 Plan will be deductible by it and will not be subject to the annual $1 Million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

STOCK APPRECIATION RIGHTS.

  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE.

  The tax principles applicable to direct stock issuances under the 1994 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                              ACCOUNTING TREATMENT

  Under the current accounting rules expected to remain in effect through 1997, option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any compensation expense to the Company for financial reporting purposes. To the extent the exercise or issue price is less than such fair market value, a compensation expense will arise which will have to be amortized against the Company's earnings over the vesting period in effect for the option grant or share issuance. Such amortization is heavily front-loaded. In addition, outstanding options will in all events be taken into account in the calculation of earnings per share on a fully-diluted basis.

  Should the new Financial Accounting Standards Board exposure draft on the compensatory treatment of stock option grants become effective, then all stock options granted during the three-year phase-in period (which has under the current draft a start date retroactive to January 1, 1994) with an exercise price equal to the fair market value of the option shares on the grant date will be subject to footnote disclosure in the Company's financial statements. Such footnote must reflect the reduction to the Company's reported earnings which would have arisen had the value of the option been recorded as a compensation expense. Below-market option grants will continue to be treated in the same manner as under the current rules. Beginning in 1997, all stock option grants will result in a direct compensation expense against the Company's reported earnings.

  Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

                              STOCKHOLDER APPROVAL

  The affirmative vote of a majority of the shares of Common Stock of the Company present or represented and entitled to vote on the proposal at the 1994 Annual Meeting is required for approval of the 1994 Plan. If such approval is obtained, the 1994 Plan will become effective upon the date of the 1994 Annual Meeting, and the initial option grants under the Automatic Option Grant Program will be made at such time. Should such stockholder approval not be obtained, then the 1994 Plan will not become effective. The Predecessor Plans will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of such plans until the available reserve of Common Stock under each such plan is issued.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1994 PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, KEY EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                               NEW PLAN BENEFITS

  The following table sets forth certain information regarding the options that are expected to be granted under the 1994 Plan on or before the date of the 1994 Stockholders Meeting, to the extent such information is currently determinable.

          NAME            NUMBER OF OPTION SHARES WEIGHTED AVERGE EXERCISE PRICE
          ----            ----------------------- ------------------------------
Keizo Fukagawa..........           5,000                           *
E. F. Heizer, Jr........           5,000                           *
Kazuto Kojima...........               0                           0
R. Stanley Laing........           5,000                           *
Burton G. Malkiel.......           5,000                           *
George R. Packard.......           5,000                           *
Walter B. Reinhold......           5,000                           *
Takamitsu Tsuchimoto....               0                           0
J. Sidney Webb..........           5,000                           *
All current non-employee
 directors as a group
 (9 persons)............          35,000                           *
All current executive
 officers as a group
 (15 persons)...........               0                           0
All employees, including
 current officers who
 are not executive offi-
 cers as a group
 (1 person)(1)..........           2,000                      $6.875

- --------
   *All of these stock options will have an exercise price per share equal to the mean between the highest and lowest selling price per share of Common Stock on the American Stock Exchange on the date of the meeting.
(1) One person was granted a stock option on January 27, 1994. The Company anticipates that other than the automatic grants to non-employee directors, less than 20 employees will receive stock option grants totaling less than 100,000 shares between March 7, 1994 and May 5, 1994.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Audit Committee of the Board of Directors has recommended that Arthur Andersen & Co., independent public accountants for Amdahl during fiscal 1993, serve in the same capacity for the current fiscal year. A resolution will be presented at the meeting to ratify the Board of Directors' selection of Arthur Andersen & Co. as independent public accountants to audit the accounts and records of Amdahl for the fiscal year ending December 30, 1994 and to perform other appropriate services.

  Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting to make a statement if they desire and to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                          FUTURE STOCKHOLDER PROPOSALS

  Amdahl must receive stockholder proposals intended to be considered at the 1995 Annual Meeting no later than November 24, 1994. These proposals may be included in next year's Proxy Statement if they comply with applicable regulations under the Securities Exchange Act of 1934.

                           INCORPORATION BY REFERENCE

  According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

    "Executive Officers of Amdahl" from Part 1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

  The Board of Directors knows of no other matters that may be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting, the persons named in the proxies will vote them according to their best judgment.

By Order of the Board of Directors

/s/ Edward F. Thompson
Edward F. Thompson
Vice President, Chief Financial Officer
and Secretary

March 24, 1994

                                     [MAP]

Graphics Appendix List


pages                description
- -----                -----------
17                   A description of the performance graph that appears in the
                     Company's Proxy Statement is provided in the body of the
                     electronic document in tabular form as permitted by
                     Rule 304 of Regulation S-T.

outside back cover   A graphic composed of a map of a portion of the City of San
                     Jose indicating the location of the Fairmont Hotel, the
                     site of the Company's 1994 Annual Meeting of Stockholders.


                               AMDAHL CORPORATION
                           1994 STOCK INCENTIVE PLAN
                           -------------------------


                                  ARTICLE ONE
                                    GENERAL
                                    -------


     I.   PURPOSE OF THE PLAN

          A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Amdahl Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors or the board of directors of any subsidiary corporation and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its subsidiary corporations).

          B. The Plan shall become effective upon its approval by the Corporation's stockholders at the 1994 Annual Meeting of Stockholders to be held on May 5, 1994. Such date is hereby designated as the Effective Date of the Plan.

          C. This Plan shall serve as the successor to the Corporation's four existing stock programs - the Stock Option Plan (1971), the Stock Option Plan
(1974), the Non-Qualified Stock Option Plan (1982) and the Restricted Stock Plan (collectively, the "Predecessor Plans"), and no further option grants or stock issuances shall be made under the Predecessor Plans after the Effective Date. All options outstanding under the Predecessor Plans and all unvested shares issued thereunder as of such Effective Date shall immediately be incorporated into this Plan and treated as outstanding options and share issuances under this Plan. However, each outstanding option and share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such option grant or share issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options or share issuances with respect to their acquisition of shares of the Corporation's common stock, par value of $0.05 per share thereunder.

     II.  DEFINITIONS

     A.  For purposes of the Plan, the following definitions shall be in effect:

     BOARD:  the Corporation's Board of Directors.

     CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through any of the following transactions:

          - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities,

          - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities, or

          - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

     CODE:  the Internal Revenue Code of 1986, as amended.

     COMMITTEE: a committee of two (2) or more non-employee Board members appointed by the Board.

     COMMON STOCK: shares of the Corporation's common stock, par value of $0.05 per share.

     CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

     EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

     FAIR MARKET VALUE: the mean between the highest and lowest selling prices per share on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading, as the prices are officially quoted by the composite tape of transactions on the exchange. If there are no reported sales of the Common Stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last previous date for which quotations exist.

     HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:


          - the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

          - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

     INCENTIVE OPTION:  a stock option which satisfies the requirements of Code
Section 422.

     INVOLUNTARY TERMINATION: the termination of the Service of any Optionee or Participant which occurs by reason of:

          - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          - such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or its Subsidiaries, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     NEWLY ISSUED SHARES: shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock.

     1934 ACT:  the Securities and Exchange Act of 1934, as amended.

     NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

     OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Salary Reduction Grant Program in effect under the Plan.

     PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

     PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     PLAN ADMINISTRATOR: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the Stock Issuance Programs.

     SERVICE: the provision of services on a periodic basis to the Corporation or any Subsidiary in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     SUBSIDIARY: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain. For purposes of the grant of Non-Statutory Options and stock appreciation rights under the Discretionary Option Grant Program, the grant of Non-Statutory Options under the Salary Reduction Grant Program and direct stock issuances under the Stock Issuance Program, the term Subsidiary shall also include any partnership, joint venture or other business entity in which the Corporation owns, directly or indirectly through one or more Subsidiaries, a fifty percent (50%) or greater capital or profit interest.

     TAKE-OVER PRICE: the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     TREASURY SHARES: shares of Common Stock reacquired by the Corporation and held as treasury shares.

     III.  STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into five separate components:

          - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two.

          - The Automatic Option Grant Program, under which non-employee Board members shall automatically receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three.

          - The Stock Fee Program, under which the non-employee Board members may elect to apply all or a portion of their annual retainer fee to the acquisition of shares of Common Stock in accordance with the provisions of Article Four.

          - The Salary Reduction Grant Program, under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount.

          - The Stock Issuance Program, under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of Common Stock directly, through the immediate purchase of such shares at a price less than, equal to or greater than their Fair Market Value at the time of issuance, as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, or pursuant to the individual's election to receive such shares in lieu of base salary.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the interests of all individuals under the Plan.

     IV.  ADMINISTRATION OF THE PLAN

     A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs. No Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date such individual is to be appointed to the Committee, received an option grant or stock issuance under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Subsidiary), other than pursuant to the Automatic Option Grant Program specified in Article Three or the Stock Fee Program specified in Article Four or the predecessor automatic option grant program in effect under the Stock Option Plan (1974). Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

     B. The Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant, Salary Reduction Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or any outstanding option or stock issuance thereunder.

     D. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted or shares issued under the Plan.

     E. Administration of the Automatic Option Grant and the Stock Fee Programs shall be self-executing in accordance with the express terms and conditions of Articles Three and Four, respectively, and the Plan Administrator shall not exercise any discretionary functions with respect to the option grants or stock issuances made pursuant to such programs.

     V.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two, the Salary Reduction Grant Program under Article Five and the Stock Issuance Program under Article Six are as follows:

               - officers and other key employees of the Corporation (or its Subsidiaries) who render services which contribute to the management, growth and financial success of the Corporation (or its Subsidiaries); and

               - those consultants or other independent contractors who provide valuable services to the Corporation (or its Subsidiaries).

     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its Subsidiaries). Such non-employee Board members shall, however, be eligible to participate in the Automatic Option Grant Program under Article Three and the Stock Fee Program under Article Four.

     C. The Plan Administrator shall have full authority to determine, (i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

     VI.  STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall initially be fixed at 14,300,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve shall be comprised of (i) the number of shares which remain available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plans (estimated to be 12,900,000 shares in the aggregate), plus
(ii) an additional increase of 1,400,000 shares of Common Stock. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; provided, however that each such one percent (1%) annual increase shall be subject to reduction to the extent necessary so that the maximum number of shares of Common Stock available immediately thereafter for future option grants and share issuances under the Plan shall not exceed 5,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

     C. After the Effective Date of the Plan, in no event may any one individual participating in the Plan be granted stock options, concurrently or independently exercisable stock appreciation rights and receive direct stock issuances exceeding 2,000,000 shares in the aggregate over the term of the Plan, subject to periodic adjustment for certain changes in the Company's capital structure in accordance with the provisions of this Section VI. E.

     D. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article
Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan (other than issuances in payment of exercised stock appreciation rights), whether or not the issued shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

     E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the limit on the number and/or class of securities which are allowed to remain available for future option grants and stock issuances in connection with the automatic one percent (1%) increase to the share reserve effected each year under the Plan, (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Board member under the Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each option and stock appreciation right outstanding under the Plan (including each option incorporated into this Plan from the Predecessor Plans). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------


     I.  TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

     A.  Exercise Price.

     1. The exercise price per share under this Article Two shall be fixed by the Plan Administrator in accordance with the following provisions:

               The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

               The exercise price per share of Common Stock subject to a Non-Statutory Option shall be the amount determined by the Plan Administrator at the time of grant and may be less than, equal to or greater than the Fair Market Value of such Common Stock on the grant date.

     2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Seven and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Corporation's order,

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order, or

          (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction (the "Immediate Sale Program").

          B. Term and Exercise of Options. Each option granted under this Article Two shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No Incentive Option shall, however, have a maximum term in excess of ten (10) years, and no Non-Statutory Option shall have a maximum term in excess of fifteen (15) years. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

          C.     Termination of Service.

          1. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph I.C.7 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

          2. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

          3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

          4. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

          5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

          6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this Section I.C, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

          7. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraphs I.C.1 and I.C.2 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

          D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          E. Repurchase Rights. The shares of Common Stock acquired under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

          1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.  INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are

Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

          A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries) may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the federal tax laws.

          B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Seven shall apply to all Incentive Options granted hereunder.

     III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL/
                     HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction, or alternatively to provide for the subsequent acceleration of any outstanding options under this Article Two which do not otherwise accelerate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction. The Plan Administrator shall also have the authority to provide for the immediate termination of any of the Corporation's outstanding repurchase rights under this Article Two which do not otherwise terminate at the time of the Corporate Transaction, upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

          D. Each outstanding option under this Article Two that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

          E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

          F. Any options accelerated in connection with the Change in Control or Hostile Take-Over shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

          G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          H.     The portion of any Incentive Option accelerated under this
Section III in connection with a Corporate Transaction, Change in Control or Hostile Take-Over shall remain exercisable as an incentive stock option under the federal tax laws only to the extent the dollar limitation of Section II of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the federal tax laws.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the sole and exclusive authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the Fair Market Value of the Common Stock on the new grant date.

      V.  STOCK APPRECIATION RIGHTS

          A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees or other individuals eligible to receive option grants under the Discretionary Option Grant Program stock appreciation rights.

          B. Four types of stock appreciation rights shall be authorized for issuance under the Plan: (i) Tandem Stock Appreciation Rights ("Tandem Rights"), Concurrent Stock Appreciation Rights ("Concurrent Rights"), Independent Stock Appreciation Rights ("Independent Rights") and Limited Stock Appreciation Rights ("Limited Rights").

          C. The following terms and conditions shall govern the grant and exercise of Tandem Rights under this Article Two:

               1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Article Two stock option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

               2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

               3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or
     (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

          D. The following terms and conditions shall govern the grant and exercise of Concurrent Rights under this Article Two:

               1.   One or more Optionees may be granted,
     upon such terms and conditions as the Plan Administrator may establish, the Concurrent Right to automatically receive an appreciation distribution from the Corporation at the same time the underlying stock option under this Article Two is exercised for the shares of Common Stock subject to such right. Accordingly, the Optionee shall, upon exercise of the option, receive both the purchased shares of Common Stock and the appreciation distribution payable on the covered shares.

               2. The amount of the distribution payable upon exercise of the Concurrent Right shall not exceed an amount equal to the excess of (i) the Fair Market Value (on the option exercise date) of the number of shares for which the option is exercised over (ii) the aggregate exercise price payable for such shares under that option.

               3. The distribution to which the Optionee shall become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          E. The following terms and conditions shall govern the grant and exercise of Independent Rights under this Article Two:

               1. One or more individuals eligible to participate in the Discretionary Option Grant Program may be granted an Independent Right not tied to any underlying Article Two stock option. The Independent Right shall be exercisable upon such terms and conditions as the Plan Administrator may establish and shall entitle the holder to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date of such right) of the shares of Common Stock subject to the exercised right over (ii) the aggregate base price in effect for those shares.

               2. The number of shares subject to the Independent Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Independent Right is granted. The base price may be less than, equal to or greater than the Fair Market Value (on the grant date of the right) of the shares subject to that right.

               3. The distribution to which the holder of the Independent Right shall become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the exercise date of such right, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          F. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

               1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

               2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right in effect for at least six
(6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date.

               3. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          G. The shares of Common Stock subject to any stock appreciation right exercised under this Section V shall NOT be available for subsequent issuance under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


     I.  ELIGIBILITY

          A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are first elected as non-employee Board members at the 1994 Annual Meeting of Stockholders, (ii) those individuals who are first elected or appointed as non-employee Board members after the date of such Annual Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholder Meetings beginning with the 1994 Annual Meeting. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

          B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program and any share issuance to be made pursuant to the provisions of the Stock Fee Program under Article Four, non-employee Board members shall not be eligible to receive any option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its Subsidiaries).

     II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

          1. Each individual who is first elected as an Eligible Director at the 1994 Annual Meeting of Stockholders shall automatically be granted on the date of such Meeting a Non-Statutory Option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Three.

          2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Meeting of Stockholders, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of Common Stock upon the terms and conditions of this Article Three.

          3. On the date of each Annual Meeting of Stockholders, beginning with the 1994 Annual Meeting, each individual who is at that time re-elected as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least twelve (12) months.

          B. No Limitation. There shall be no limit on the number of such 5,000-share annual option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to newly elected or continuing Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of
Section VI.E. of Article One.

          C. Exercise Price. The exercise price per share of Common Stock of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          D. Payment. The exercise price shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

          E. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          F. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of two (2) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

          Vesting of the option shares shall be subject to acceleration as provided in Section II.H.3 and Section III of this Article Three. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided pursuant to Section II.H.3 of this Article Three.

          G. Non-Transferability. During the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

          H.     Termination of Board Service.

          1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

          2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

          3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the

Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

          4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

          I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

     III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/
           HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding, except to the extent one or more such grants are assumed by the successor entity or its parent corporation.

          B. In connection with any Change in Control or Hostile Take-Over of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control or Hostile Take-Over, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Each option shall remain so exercisable for all the option shares following the Change in Control or Hostile Take-Over until the expiration or sooner termination of the option term.

          C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six
(6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over
(ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option
surrender and cash distribution.   The shares of Common Stock subject to each
option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

          D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

          The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable federal income tax laws and regulations.

                                  ARTICLE FOUR

                               STOCK FEE PROGRAM


     I.  ELIGIBILITY

          Each individual serving as a non-employee Board member shall be eligible to elect to apply all or any portion of the annual retainer fee otherwise payable to such individual in cash to the acquisition of unvested shares of Common Stock upon the terms and conditions of this Article Four.

     II.  ELECTION PROCEDURE

          A. Filing. The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six (6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

          B. Election Form. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee to be applied to the acquisition of unvested restricted shares under this Article Six Program.

     III.  SHARE ISSUANCE

          A. Issue Date. On the first trading day in January of the calendar year for which the election is effective, the portion of the retainer fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Board member vests in those shares. The non-employee Board member shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

          B. Vesting. Upon completion of each calendar month of Board service during the year for which the election is in effect, the non-employee Board member shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction, Change in Control or Hostile Take-Over occur while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be immediately cancelled by the Corporation for cancellation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further shareholder rights with respect to such shares.

     IV.  AMENDMENT OF THE STOCK FEE PROGRAM PROVISIONS

          A. Limited Amendments. The provisions of this Stock Fee Program, together with the unvested share issuances outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable federal income tax laws and regulations.

                                  ARTICLE FIVE

                         SALARY REDUCTION GRANT PROGRAM

     I.  ELIGIBILITY

          The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

          The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program. To the extent one or more authorizations are not approved by the Primary Committee, those authorizations shall have no force or effect and no options shall be granted under this Article Five to the individuals who filed those authorizations.

          To the extent options are granted under the Salary Reduction Grant Program, such options shall be Non-Statutory Options evidenced by instruments in such form as the Primary Committee shall from time to time approve; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

     II.  TERMS AND CONDITIONS OF OPTION

          A.     Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under Section I.A.2 of Article Two.

          B. Number of Option Shares. The number of shares of Common Stock for which each grant under this Article Five is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A / (B x 66-2/3%), where

               X is the number of option shares,

               A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

               B is the Fair Market Value per share of Common Stock on the date of the grant.

          C.     Term and Exercise of Options.

          1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six (6) calendar months.

          2. During the Optionee's lifetime, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

          D.     Effect of Termination of Service.

          1. Should an Optionee cease Service for any reason AFTER his or her outstanding option under this Article Five has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the

Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five.

          2. Should the Optionee die BEFORE his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earliest to occur of (i) the specified expiration date of the option term, (ii) the termination of the option under Section III.A. of this Article Five or (iii) the third anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

          3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service BEFORE his or her outstanding option under this Article Five becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option was granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or its sooner termination under Section III.A. of this Article Five. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

          4. Except to the limited extent specifically provided in subparagraphs 2 and 3 above, should the Optionee cease for any reason to remain in Service before his or her outstanding option under this Article Five first become exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

          E. Stockholder Rights. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.

    III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/
          HOSTILE TAKE-OVER

          A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Article Five shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

          B. Upon the occurrence of (i) a Hostile Take-Over while the Optionee remains in Service or (ii) the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Article Five shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

          C. Option grants under this Article Five shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

                                  ARTICLE SIX

                             STOCK ISSUANCE PROGRAM


     I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Six.

          A.     Consideration

          1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

               (i) full payment in cash or check made payable to the Corporation's order,

               (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator, or

               (iii) past services rendered to the Corporation or any Subsidiary.

          2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than, equal to or greater than the Fair Market Value of such shares at the time of issuance, but in no event less than the par value per issued share of Common Stock.

          3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

          4. Treasury Shares may also, in the Plan Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of Common Stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

          - On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of the Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

          - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon (i) the occurrence of a Corporate Transaction or Hostile Take-Over while such individual remains in Service or (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the cancelled shares and shall have no further stockholder rights with respect to such shares.

          B.  Vesting Provisions

          1. The shares of Common Stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

          2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately cancelled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the cancelled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such cancelled shares. The cancelled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

          4. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.  CORPORATE TRANSACTIONS/CHANGE IN CONTROL/
          HOSTILE TAKE-OVER

          A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program (other than shares issued in lieu of base salary) shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent:
(i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

          B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those unvested shares in whole or in part, and the termination of the Corporation's repurchase rights with respect to those shares, upon the occurrence of a Change in Control or Hostile Take-Over. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control or Hostile Take-Over.

     II.  TRANSFER RESTRICTIONS/SHARE ESCROW

          A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED ________________, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL
     OFFICE OF THE CORPORATION."

          B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedures in effect under Section I.B.3 of this Article Six, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

                                 ARTICLE SEVEN

                                 MISCELLANEOUS


     I.  LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.  AMENDMENT OF THE PLAN AND AWARDS

          A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program or the Stock

Fee Program (or any stock options or unvested shares outstanding thereunder) shall be in compliance with the applicable limitations of Section IV of Article Three and Section III of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted to newly elected or continuing non-employee Board members under Article Three or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, concurrently or independently exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments under Section VI.E. of Article One, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Optionees or Participants.

          B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and the Salary Reduction Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program, the Salary Reduction Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and
(ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.

     III.  TAX WITHHOLDING

          A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of

Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three) or unvested shares under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          - Stock Withholding: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

          - Stock Delivery: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

     IV.  EFFECTIVE DATE AND TERM OF PLAN

          A. This Plan shall become effective immediately upon approval by the Corporation's stockholders at the 1994 Annual Meeting. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or stock issuances shall be made under the Predecessor Plans from and after the date of 1994 Annual Meeting, if this Plan is approved.

          B. Each option issued and outstanding under the Predecessor Plans and each unvested share issued thereunder immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option or share issuance under this Plan, but each such option and share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or share issuances with respect to their acquisition of shares of Common Stock thereunder.

          C. One or more provisions or features of this Plan may, in the Plan Administrator's discretion, be extended to any or all stock options or share issuances outstanding under the Predecessor Plans on the Effective Date and incorporated into this Plan.

          D. The Plan shall terminate upon the earlier of (i) December 31, 2008 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

    VI.   REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

   VII.   NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation

(or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

                                  ADDENDUM I

             AMDAHL CORPORATION UNITED KINGDOM STOCK OPTION SCHEME

                ADDENDUM I TO AMDAHL 1994 STOCK INCENTIVE PLAN

             AMDAHL CORPORATION UNITED KINGDOM STOCK OPTION SCHEME


Preamble

          This scheme is for the benefit of those employees of Amdahl Corporation and its subsidiary corporations who are subject to taxation in the United Kingdom. The terms and conditions of this scheme are established in order to render the scheme capable of approval as an approved share option scheme under Schedule 10 of the United Kingdom Finance Act of 1984 ("Schedule 10"). Accordingly, the terms and conditions of this scheme shall be interpreted in a manner consistent with Schedule 10. All options subject to the provisions of this scheme shall be specifically designated as "Approved U.K. Stock Options."

          This scheme is an addendum to the 1994 Stock Incentive Plan (the "Plan") and should be read in conjunction with the Plan. Accordingly, any options specifically designated as Approved U.K. Stock Options will be subject to the terms and conditions of the Plan except to the extent that such terms and conditions differ from (or are otherwise in conflict with) the express provisions of this scheme. Any term not otherwise defined in this scheme shall have the meaning set forth in Section II, Article One of the Plan.

          (a) Eligibility. The individuals eligible to receive Approved U.K. Stock Options shall be limited to:

               (i) any director of the Corporation or one or more of its Subsidiaries who normally devotes not less than an aggregate of 25 hours per week (excluding meal breaks) to the duties of such directorships, provided any such grant to a non-employee director shall be subject to the limitations of Article Three of the Plan; or

               (ii) any non-director employee of the Corporation or its Subsidiaries who is required under his terms of employment to provide not less than an aggregate of 20 hours per week of service (excluding meal breaks) to the Corporation or its Subsidiaries.

          An individual may not be granted, nor may an individual exercise, an Approved U.K. Stock Option if such individual has at the time (or had at any time during the preceding twelve (12) months) a material interest (within the meaning of paragraph 4(1)(b) of Schedule 10) in a close company (as defined under Chapter III of Part XI of the Taxes Act) which (i) is able to control the affairs of the Corporation or (ii) is one of a number of companies which among themselves beneficially own Qualified Stock possessing not less than three-quarters (3/4) of the total combined voting power of all classes of Qualified Stock of the Corporation and each of which beneficially owns not less than one-twentieth (1/20) of the total combined voting power of all classes of such stock. For purposes of this Paragraph (a), the term "Qualified Stock" shall mean all stock of the Corporation other than stock which entitles its holders to no right to share in the profits of the Corporation other than the right to receive a dividend at a fixed rate.

          (b) Stock Issued Pursuant to Exercise of Approved U.K. Stock Options. The shares of Common Stock issued pursuant to the exercise of Approved U.K. Stock Options shall not be subject to any restrictions (as such term is defined in Schedule 10) other than restrictions which apply to all outstanding shares of Common Stock. The issuance of such shares must be effected within thirty (30) days after the date of exercise of the Approved U.K. Stock Options.

          (c) Loans or Guarantee of Loans. Notwithstanding the provisions of
Section I, Article Seven of the Plan, (i) no financing shall be provided directly or indirectly by the Corporation or any of its Subsidiaries to the holders of Approved U.K. Stock Options for the purposes of assisting such individuals in the exercise of their Approved U.K. Stock Options and (ii) no holder of an Approved U.K. Stock Option shall be permitted to pay in installments the purchase price of stock acquired pursuant to the exercise of such option.

          (d) Limitation of Rights. Except as may subsequently be permitted by amendment to Schedule 10, no Optionee may be granted an Approved U.K. Stock Option under the Plan if such option would, at the time of grant, cause the Fair Market Value (as of the date of grant) of the Common Stock purchasable under all Approved U.K. Stock Options granted to such Optionee by (i) the Corporation,
(ii) any company which controls (or at any time within the preceding twelve (12) months controlled) the Corporation, (iii) any company which is controlled by (or within the preceding twelve (12) months was controlled by) the Corporation, or
(iv) any company which is (or within the preceding twelve (12) months was) under the control of the same person or persons as control the Corporation to exceed in the aggregate the greatest of:

                  (A) 100,000 pounds sterling,

                 (B) four (4) times the Optionee's Earnings for his current or immediately preceding tax year (whichever is greater), or

                 (C) if there are no Earnings for the previous tax year, four
          (4) times the Optionee's Earnings for the twelve (12)-month period measured from the first day of the current tax year for which there are Earnings.

For purposes of this scheme, the term "Earnings" shall mean the Optionee's income from the office or position of employment which renders him eligible to receive Approved U.K. Stock Options, but only to the extent such income is subject to United Kingdom withholding taxes (i.e., PAYE). The term "Earnings", however, shall not include any taxable benefits-in-kind included in the Optionee's income pursuant to Chapter II of Part III of the Finance Act 1976.

          (e) Changes in Capitalization. No change or adjustment shall be effected pursuant to Section VI, Article One of the Plan to (i) the number and/or class of shares or other securities covered by an outstanding Approved U.K. Stock Option or (ii) the exercise price payable per share under an outstanding Approved U.K. Stock Option unless any approval required by the Board of Inland Revenue is first obtained.

          (f) Amendment of the Scheme. This scheme may not be amended without prior Inland Revenue approval. Accordingly, unless Board of Inland Revenue approval shall have been obtained for any amendment to the Plan, the terms and conditions of this scheme shall be determined by reference to the provisions of the Plan as in existence prior to such amendment.

          (g) Surrender of Options. Notwithstanding Section III and V, Article Two and Section III, Article Three of the Plan, no Approved U.K. Stock Option may be surrendered for a cash or stock payment from the Corporation.

          (h) Exercise Upon Death. Notwithstanding Section I.C. of Article Two and Section II.H. of Article Three of the Plan, upon the Optionee's death an Approved U.K. Stock Option may (i) in no event remain outstanding for more than one (1) year and (ii) be exercised only by the deceased Optionee's personal representatives.

          (i) Share Limitations. Notwithstanding Section II.B., Article Seven of the Plan, no Approved U.K. Stock Option may be granted pursuant to the provisions of this scheme to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan.

          (j) Stock Subject to the Scheme. No Approved U.K. Stock Option may be granted pursuant to the provisions of this scheme to purchase stock which does not satisfy the requirements of paragraphs 7 to 11 of Schedule 10.

          (k) Immediate Sale Program: Date of Exercise. Notwithstanding Section I.A., Article Two of the Plan, with respect to the exercise of an Approved U.K. Stock Option for which the option price is being provided through use of the Immediate Sale Program, the option shall be considered to have been exercised as of the date written notice of exercise of the option is delivered to the Corporation provided the option price is paid within thirty (30) days thereof.

                                  ADDENDUM II

          AMDAHL CORPORATION REPUBLIC OF IRELAND STOCK OPTION SCHEME

                ADDENDUM II TO AMDAHL 1994 STOCK INCENTIVE PLAN

           AMDAHL CORPORATION REPUBLIC OF IRELAND STOCK OPTION SCHEME
           ----------------------------------------------------------

Preamble
- --------

          This scheme is for the benefit of those employees and directors of Amdahl Corporation and its subsidiary corporations who are subject to taxation in the Republic of Ireland with respect to the receipt or exercise of options under the 1994 Stock Incentive Plan (the "Plan"). The terms and conditions of this scheme are established in order to render the scheme capable of approval as an approved share option scheme under Schedule 2 of the Republic of Ireland Finance Act, 1986 ("Schedule 2"). Accordingly, the terms and conditions of this scheme shall be interpreted in a manner consistent with Schedule 2. All options subject to the provisions of this scheme shall be specifically designated as "Approved Irish Stock Options."

          This scheme is an addendum to the Plan and should be read in conjunction therewith. Accordingly, any options specifically designated as Approved Irish Stock Options will be subject to the terms and conditions of the Plan except to the extent that such terms and conditions differ from (or otherwise are in conflict with) the express provisions of this scheme. It is intended that options granted under the Plan which are not specifically designated as Approved Irish Stock Options will not come within the scope of
Section 10 of the Republic of Ireland Finance Act, 1986. Any term not defined in this scheme shall have the meaning set forth in Section II, Article One of the Plan.

          (a) Eligibility. The individuals eligible to receive Approved Irish Stock Options shall be limited to:

               (i) Any director of the Corporation or one or more of its Subsidiaries who is required to devote substantially the whole of his time to such directorship or directorships, provided any such grant to a non-employee director shall be subject to the limitations of Article Three of the Plan; or

               (ii) Any non-director employee of the Corporation or one or more of its Subsidiaries who is required under the terms of his employment to work for such company or companies for at least twenty (20) hours per week.

          An individual may not be granted, nor may an individual exercise, an Approved Irish Stock Option if such individual has at the time (or had at any time during the preceding twelve (12) months) a material interest (within the meaning of paragraph 5(4) of Schedule 2) in a close company (as defined under Part X of the Republic of Ireland Corporation Tax Act, 1976, as modified by Paragraph 5(3) of Schedule 2) which is able to control the affairs of the Corporation or is a member of a consortium (within the meaning of Paragraph 1(4) of Schedule 2) which owns such a company.

          (b) Stock Subject to the Scheme. The shares of Common Stock issued pursuant to exercise of an Approved Irish Stock Option shall not be subject to any restrictions which apply to all Common Stock and shall otherwise satisfy the requirements of paragraphs 7 to 11 of Schedule 2.

          (c) Plan Amendments. No amendment to the Plan shall affect the terms and conditions of this scheme or of any Approved Irish Stock Option until the earlier of (i) the date the Revenue Commissioner shall have approved such amendment or (ii) the date the Board specifies that, whether or not approval of the Revenue Commissioner shall have first been obtained, such amendment is to become effective with respect to this scheme and Approved Irish Stock Options.

                                   EXHIBIT A
                                   ---------

                        AUTOMATIC STOCK OPTION AGREEMENT
                        --------------------------------

                                  NOTICE OF
                         AUTOMATIC STOCK OPTION GRANT

          Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Amdahl Corporation (the "Corporation") which has been granted pursuant to the Automatic Option Grant Program in effect under the Corporation's 1994 Stock Incentive Plan ( the "Plan"):

          OPTIONEE:    _______________________________

          GRANT DATE:    _______________________________

          TYPE OF OPTION:  Non-Statutory Stock Option

          EXERCISE PRICE:  $_________________ per share

          NUMBER OF OPTION SHARES:  5,000 shares

          EXPIRATION DATE: _____________________________

          EXERCISE SCHEDULE: The Option is immediately exercisable for all the Option Shares

          VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board") prior to vesting in the Option Shares. Optionee shall acquire a vested interest in the Option Shares, and the Corporation's repurchase right with respect to the Option Shares shall lapse, in two (2) equal and successive annual installments over Optionee's continued period of Board service, with the first such installment to vest upon Optionee's completion of one
          (1) year of Board service measured from the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service for any reason other than death or permanent disability.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

          Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470.

          REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S CESSATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

          No provision of this Notice of Automatic Stock Option Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED: ____________________, 199__


                              AMDAHL CORPORATION

                              By: ______________________________

                              Title: ___________________________


                                  ______________________________
                                                OPTIONEE

                              Address:  ________________________

                                        ________________________


ATTACHMENTS:
- -----------
EXHIBIT A:     AUTOMATIC STOCK OPTION GRANT AGREEMENT

                               AMDAHL CORPORATION

                    AUTOMATIC STOCK OPTION GRANT AGREEMENT


RECITALS

      A. The Corporation has approved an Automatic Option Grant Program under the 1994 Stock Incentive Plan (the "Plan"), pursuant to which special option grants are to be made to eligible members of the Corporation's Board of Directors (the "Board") at periodic intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

      B. Optionee is an eligible Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

      C.  The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

      NOW, THEREFORE, it is hereby agreed as follows:

      1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

      2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

      3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

      4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are at the time vested in accordance with the Vesting Schedule set forth in the Grant Notice, and this option shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member for any reason other than death or permanent disability.

      5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

           a. Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which Optionee is vested on the date Optionee ceases service as a Board member. Upon the earlier of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not otherwise been exercised.

           b. Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares subsequently purchased by Optionee prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to remain exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or
     (ii) the specified Expiration Date of the option term.

           c. Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares subject to this option at the time of such cessation of Board service shall immediately vest, and Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to remain outstanding with respect to the Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date of the option term.

           d. Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to remain outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

           e. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      6.   ADJUSTMENT IN OPTION SHARES.

      A. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

      B. To the extent this option is assumed in connection with any Corporate Transaction under Paragraph 7 or is otherwise to continue in effect, this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to Optionee, in consummation of such Corporate Transaction, had this option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable for such securities shall remain the same.

      7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

           a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

           b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

           c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall immediately terminate, so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

           8.   CHANGE IN CONTROL/HOSTILE TAKEOVER.

           a. All Option Shares subject to this option at the time of a Change in Control or Hostile Take-Over (as such terms are defined below) but not otherwise vested shall automatically vest in full, and the Corporation's repurchase right shall immediately terminate with respect to those shares, so that this option shall, immediately prior to the effective date of such Change in Control or Hostile Take-Over, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. This option shall remain exercisable for such fully vested Option Shares until the earliest to occur of
 (i) the specified Expiration Date of the option term, (ii) the sooner termination of this option in accordance with Paragraph 5 or 7 or (iii) the surrender of this option under Paragraph 8.b.

           b.        Provided this option has been outstanding for at least six
 (6) months prior to the occurrence of a Hostile Take-Over, Optionee shall also have the unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option over (ii) the aggregate Exercise Price payable for such shares.

           To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. However, should this option be surrendered for only a portion of the Option Shares at the time subject to the option, a new stock option agreement (substantially in the form of this Agreement) shall be issued by the Corporation for the balance of the Option Shares for which this option is not surrendered.

           This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

           c. Definitions: For purposes of this Agreement, the following definitions shall be in effect:

           CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

           - a direct acquisition by any person (or related group of persons) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), of securities possessing more than ten percent (10%) of the total combined voting power of the Corporation's outstanding securities,

           - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of additional securities of the Corporation which increases the beneficial ownership (within the meaning of Rule 13d-3 of the 1934
      Act) of the total securities holdings of such person (or related group of persons) to a level of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities, or

           - the direct or indirect acquisition by any person or related group of persons, whether by tender or exchange offer made directly to the Corporation's stockholders, private purchases from one or more of the Corporation's stockholders, open market purchases or any other transaction, of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities of the Corporation possessing sufficient voting power in the aggregate to elect an absolute majority of the Board (rounded up to the next whole number).

           HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

           - the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

           - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

           TAKE-OVER PRICE: the greater of (i) the Fair Market Value (as defined in subparagraph 9.b. below) per share of Common Stock on the date the option is surrendered to the Corporation in connection with the Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

           9.   MANNER OF EXERCISING OPTION.

           a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                (1) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock Issuance Agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right ("the Issuance Agreement").

                (2) The aggregate Exercise Price for the purchased shares shall be paid in one of the following alternative forms:

                     (a) full payment in cash or check made payable to the Corporation's order;

                     (b) full payment in shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as defined below);

                     (c) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                     (d) to the extent the option is exercised for vested Option Shares, full payment effected through the Immediate Sale Program: a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions
           (i) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                (3) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

           b. For purposes of subparagraph 9.a. above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the mean between the highest and lowest selling prices per share on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading, as such prices are reported on the composite tape of transactions on such exchange. If there are no reported sales of the Common Stock on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the last preceding date for which such quotations exist.

           c. The Exercise Date shall be the date on which the Exercise
 Notice is delivered to the Secretary of the Corporation, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the Immediate Sale Program specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Exercise Price for the purchased shares must accompany such notice.

           d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

           e. In no event may this option be exercised for any fractional share.

           10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

           11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

           12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Common Stock may be listed for trading at the time of such exercise and issuance.

           13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

           14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the
 Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

           15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 1250 East Arques Avenue, P.O. Box 3470, Sunnyvale, California 94088-3470. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

           16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the Automatic Option Grant Program provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws provisions.

                                   EXHIBIT I

                             NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION


           I hereby notify Amdahl Corporation (the "Corporation") that I elect to purchase ____________________ shares of the Corporation's common stock par value of $.05 per share (the "Purchased Shares") at the option exercise price of $______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Incentive Plan on ___________, 199_ to purchase up to 5,000 shares of the Corporation's common stock.

           Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special Immediate Sale Program procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.



- -----------------------------------   ------------------------------------------
Date                                                                    Optionee

                                      Address:   _______________________________

                                                 _______________________________


Print name in exact manner
it is to appear on the
stock certificate:                    __________________________________________


Address to which certificate
is to be sent, if different
from address above:                   __________________________________________

                                      __________________________________________


Social Security Number:               __________________________________________

                               AMDAHL CORPORATION

P      STOCKHOLDER'S PROXY SOLICITED BY BOARD OF DIRECTORS OF THE COMPANY

R
O   The undersigned hereby appoint(s) John C. Lewis and E. Joseph Zemke,
X   each with power of substitution, as its proxy to vote all of its shares
Y of common stock of Amdahl Corporation, $0.05 par value, at the Annual Meeting of Stockholders of Amdahl Corporation to be held at the Fairmont Hotel, 170 South Market, San Jose, California, on Thursday, May 5, 1994 at 11:00 a.m., and at any adjournment or postponement thereof.

    This Proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3, AND IN THE DISCRETION OF THE PROXYHOLDER ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE. Your shares cannot be voted unless you sign and return this card.

                    Election of Directors, Nominees:

                    John C. Lewis, E. Joseph Zemke, Keizo
                    Fukagawa, E. F. Heizer, Jr., Kazuto
                    Kojima, R. Stanley Laing, Burton G.
                    Malkiel, George R. Packard, Walter B.
                    Reinhold, Takamitsu Tsuchimoto, J. Sidney
                    Webb.

    YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE NOMINEES BY
    LISTING THAT NOMINEE'S NAME AND MARKING THE WITHHOLD LIMITED
    BOX IN ITEM 1 ON THE REVERSE SIDE.
                                                                      SEE
                                                                    REVERSE
                                                                     SIDE

- --------------------------------------------------------------------------------
                                                                            5134

Please mark your votes as in this example.
 X
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                ITEMS 1, 2, AND 3.
- --------------------------------------------------------------------------------
1. Election of Directors
 (see reverse)

                                    FOR ALL
                                WITHHOLD LIMITED
                                  WITHHOLD ALL
Withhold authority for:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
2. Adoption
   of the
   1994
   Stock
   Incentive
   Plan.
                                      FOR
                                    AGAINST
                                    ABSTAIN
3. Ratification
   of the
   selection
   of
   Arthur
   Andersen
   & Co. as
   independent
   public
   accountants
   for
   1994.
                                      FOR
                                    AGAINST
                                    ABSTAIN
 Mark the box on the right if you wish to withhold discretionary authority to act upon such other business as may properly come before
the meeting.                                                           WITHHOLD
 Mark the box on the right if you receive Amdahl Corporation's Annual
Report from some other source and wish not to receive one with your Proxy Statement in 1995.
SIGNATURE(S) ___________________________ DATE _________________________________
NOTE: Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. If the stockholder is a corporation, please sign the full corporate name, by duly authorized officer.